UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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BSQUARE CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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BSQUARE CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 13, 2012

TO THE SHAREHOLDERS:

Notice is hereby given that the 2012 Annual Meeting of Shareholders of BSQUARE Corporation, a Washington corporation (the “Company”), will be held on Wednesday, June 13, 2012 at 10:00 a.m., local time, at the Company’s offices at 110 110th Avenue NE, Suite 200, Bellevue, Washington 98004, for the following purposes:

1.	To elect two Class III directors to serve for the ensuing three years as members of the Company’s Board of Directors and until their successors are duly elected;

2.	To approve the Company’s Fourth Amended and Restated Stock Plan;

3.	To ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012; and

4.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on April 20, 2012 as the record date for the determination of shareholders entitled to vote at this meeting. Only shareholders of record at the close of business on April 20, 2012 are entitled to receive notice of, and to vote at, the meeting and any adjournment thereof.

All shareholders are invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if the shareholder has previously returned a proxy.

By Order of the Board of Directors

Scott C. Mahan

Vice President, Finance & Operations,

Chief Financial Officer, Secretary and Treasurer

Bellevue, Washington

May 4, 2012

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 13, 2012:

The proxy statement and annual report to shareholders are available at www.bsquare.com/investor/proxy.

BSQUARE CORPORATION

PROXY STATEMENT FOR 2012 ANNUAL MEETING OF SHAREHOLDERS

PROCEDURAL MATTERS

General

The enclosed proxy is solicited by the Board of Directors of BSQUARE Corporation, a Washington corporation, for use at the 2012 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Wednesday, June 13, 2012 at 10:00 a.m., local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company’s principal executive offices at 110 110th Avenue NE, Suite 200, Bellevue, Washington 98004. The Company’s telephone number at its principal executive offices is (425) 519-5900. As used in this proxy statement, “we,” “us,” “our” and the “Company” refer to BSQUARE Corporation.

These proxy solicitation materials were mailed on or about May 4, 2012 to all shareholders entitled to vote at the Annual Meeting.

Record Date and Outstanding Shares

Only shareholders of record at the close of business on April 20, 2012 (the “record date”) are entitled to receive notice of and to vote at the Annual Meeting. The only outstanding voting securities of the Company are shares of common stock, no par value. As of the record date, 10,934,067 shares of our common stock were issued and outstanding, held by 139 shareholders of record.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to its use by delivering to the Secretary of the Company, at the address referenced above, a written instrument revoking the proxy or delivering a duly executed proxy bearing a later date (in either case no later than the close of business on June 12, 2012) or by attending the Annual Meeting and voting in person.

Voting and Solicitation

Each holder of common stock is entitled to one vote for each share held.

This solicitation of proxies is made by our Board of Directors, and all related costs will be borne by the Company. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. In addition to this solicitation by mail, proxies may also be solicited by certain of our directors, officers or other employees (without additional consideration) by telephone, by email, in person or otherwise.

Shareholders of Record and “Street Name” Holders

Where shares are registered directly in the holder’s name, that holder is considered the shareholder of record with respect to those shares. If shares are held in a stock brokerage account or held by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the shareholder of record with respect to those shares. Those shares are said to be held in “street name” on behalf of the beneficial owner of the shares. Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the voting instruction form provided by that broker, bank, trust or other nominee.

Quorum; Abstentions; Broker Non-Votes

At the Annual Meeting, inspectors of election will determine the presence of a quorum and tabulate the results of the voting by shareholders. A quorum exists when holders of a majority of the total number of outstanding shares of common stock that are entitled to vote at the Annual Meeting are present at the Annual Meeting in person or by proxy. A quorum is necessary for the transaction of business at the Annual Meeting. Abstentions and “broker non-votes” will be included in determining the presence of a quorum at the Annual Meeting.

Broker non-votes may occur as to shares held in street name. Under the rules that govern brokers who have record ownership of shares that are held in street name for their clients, in the absence of instructions from the beneficial owner of those shares, brokers may vote those shares on behalf of their clients with respect to “routine” matters (such as the ratification of auditors), but not with respect to non-routine matters (such as the election of directors and the approval of equity plans). If the proposals to be acted upon at any meeting include both routine and non-routine matters, the broker may turn in a proxy card for uninstructed shares that casts votes with respect to routine matters but not with respect to non-routine matters. The “non-vote” with respect to non-routine matters is called a “broker non-vote.”

With regard to Proposal No. 1, the nominees for election to the Board of Directors who receive the greatest number of votes cast “for” the election of the director by the shares present, in person or by proxy, will be elected to the Board of Directors, and abstentions and broker non-votes will have no effect on the outcome. Shareholders are not entitled to cumulate votes in the election of directors.

With regard to Proposal No. 2, the approval of the Company’s Fourth Amended and Restated Stock Plan will require that the votes cast in favor of the proposal exceed the votes cast against the proposal, and abstentions and broker non-votes will have no effect on the outcome.

The approval of Proposal No. 3, the ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm, will require that the votes cast in favor of the proposal exceed the votes cast against the proposal, and abstentions and broker non-votes will have no effect on the outcome.

All shares entitled to vote and represented by properly executed, unrevoked proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted for the election of the Class III directors nominated by the Governance and Nominating Committee of the Board of Directors, for the approval of the Company’s Fourth Amended and Restated Stock Plan and for the ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for the year ending December 31, 2012.

If any other matters are properly presented for consideration at the Annual Meeting, which may include, for example, a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy and acting thereunder will have discretion to vote on those matters as they deem advisable. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

Deadlines for Receipt of Shareholder Proposals

Shareholder proposals may be included in our proxy statement and form of proxy for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended, regarding the inclusion of shareholder proposals in company-sponsored proxy materials. For a shareholder proposal to be considered pursuant to Rule 14a-8 for inclusion in our proxy statement and form of proxy for the annual meeting to be held in 2013, we must receive the proposal at our principal executive offices, addressed to the Secretary of the Company, no later than January 4, 2013. Submitting a shareholder proposal or director nomination does not guarantee that it will be included in the Company’s proxy statement and form of proxy.

In addition, a shareholder proposal that is not intended for inclusion in the Company’s proxy statement and form of proxy under Rule 14a-8 shall be considered “timely” within the provisions of our Bylaws and may be brought before the 2013 annual meeting of shareholders provided that we receive information and notice of the proposal in compliance with the requirements set forth in our Bylaws, addressed to the Secretary of the Company at our principal executive offices, no later than March 15, 2013. A copy of the full text of our Bylaws may be obtained by writing to the Secretary of the Company at our principal executive offices.

We strongly encourage any shareholder interested in submitting a proposal to contact the Secretary of the Company in advance of these deadlines to discuss any proposal he or she is considering, and shareholders may want to consult knowledgeable counsel with regard to the detailed requirements of applicable securities laws. All notices of shareholder proposals, whether or not intended to be included in the Company’s proxy materials, should be in writing and sent to our principal executive offices, located at: BSQUARE Corporation, 110 110th Avenue NE, Suite 200, Bellevue, Washington 98004, Attention: Secretary.

PROPOSAL ONE

ELECTION OF DIRECTORS

General

Our Articles of Incorporation provide that the Board of Directors has seven seats (one of which is currently unoccupied), divided into three classes, with each class having a three-year term. The Governance and Nominating Committee and the Board of Directors have decided to leave this director position vacant while considering the selection of a new director. A director serves in office until his or her respective successor is duly elected and qualified unless the director is removed, resigns or, by reason of death or other cause, is unable to serve in the capacity of director. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors. Set forth below is certain information furnished to us by each director nominee and by each of the incumbent directors whose terms will continue following the Annual Meeting. There are no family relationships between any of our directors or officers.

Nominees for Director

Two Class III directors are to be elected at the Annual Meeting for a three-year term ending in 2015. The Governance and Nominating Committee of the Board of Directors has nominated Elwood D. Howse, Jr. and William D. Savoy for election as Class III directors. Mr. Howse is a current director, has been a Company director since November 2002, and was most recently elected by the shareholders at the 2009 annual meeting. Mr. Savoy is also a current director, has been a Company director since May 2004, and was most recently elected by the shareholders at the 2009 annual meeting.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the election of Mr. Howse and Mr. Savoy to the Board of Directors. Both individuals have indicated that they will serve if elected. The Company does not anticipate that the nominees will be unable or unwilling to stand for election, but, if that occurs, all proxies received may be voted by the proxy holders for another person nominated by the Governance and Nominating Committee. As we have only named two nominees, proxies cannot be voted for more than two persons.

Vote Required for Election of Directors

If a quorum is present, the nominees for election to the Board of Directors receiving the greatest number of votes cast “for” the election of the directors by the shares present, in person or by proxy, will be elected to the Board of Directors.

Nominees and Other Directors

The names and certain information as of the record date regarding the nominees and each director continuing in office after the Annual Meeting are set forth below:

Name of Director Nominee	Age	Positions with the Company	Director Since	Term Expires
Elwood D. Howse, Jr.	72	Director	2002	2012 (Class III)
William D. Savoy	47	Director	2004	2012 (Class III)

Name of Continuing Director	Age	Positions with the Company	Director Since	Term Expires
Brian T. Crowley.	51	President and Chief Executive Officer, Director	2003	2014 (Class II)
Elliott H. Jurgensen, Jr.	67	Chairman of the Board	2003	2013 (Class I)
Scot E. Land	57	Director	1998	2013 (Class I)
Kendra A. VanderMeulen	60	Director	2005	2013 (Class I)

Elwood D. Howse, Jr. has been a director since November 2002. Mr. Howse was formerly President of Cable & Howse Ventures, a Northwest venture capital management firm he helped form in 1977. In 1982 Mr. Howse also participated in the founding of Cable, Howse and Ragen, an investment banking and stock brokerage firm. Mr. Howse has served as corporate director and advisor to various public, private and non-profit enterprises. He served on the board of the National Venture Capital Association and is past President of the Stanford Business School Alumni Association. He currently serves on the boards of directors of Capstone Therapeutics Corp., a publicly traded company, Formotus, Inc. and BeneSol, both of which are privately held, and not-for profits Junior Achievement Worldwide and Junior Achievement of Washington. He has served on a number of other corporate boards in the past. Mr. Howse received both a B.S. in engineering and an M.B.A. from Stanford University and served in the U.S. Navy submarine force. The Board of Directors has concluded that Mr. Howse should serve as a director because of his extensive service as a venture capitalist, board member and advisor to several other technology companies, which enables him to provide essential strategic leadership to our management team and Board of Directors. In addition, Mr. Howse brings to our Board of Directors substantial financial expertise which enables him to serve as the Chair of our audit committee.

William D. Savoy has been a director since May 2004. Between 2004 and 2007, Mr. Savoy consulted with The Muckleshoot Indian Tribe on investment-related matters, strategic planning and economic development. Mr. Savoy served as a consultant for Vulcan Inc., an investment entity that manages the personal financial activities of Paul Allen, from September 2003 to December 2005. Vulcan Inc. resulted from the consolidation in 2000 of Vulcan Ventures Inc., a venture capital fund, and Vulcan Northwest. Mr. Savoy served in various capacities at Vulcan Inc. and its predecessors from 1988 to September 2003, most recently as President of the portfolio and asset management division, managing Vulcan’s commercial real estate, hedge fund, treasury and other financial activities, and as President of both Vulcan Northwest and Vulcan Ventures. Mr. Savoy served as President and Chief Executive Officer of Layered, Inc., a software company, from June 1989 until its sale in June 1990 and as its Chief Financial Officer from August 1988 to June 1989. He is also a director of Drugstore.com, a publicly traded company, where he is a member of the audit committee and chairman of the compensation committee. Mr. Savoy received a B.S. in computer science, accounting and finance from Atlantic Union College. Mr. Savoy has financial expertise, industry experience with portfolio companies, experience managing product development, and mergers and acquisitions and he has held board positions with other publicly traded companies. He also has indirect experience managing engineering efforts. The Board of Directors has concluded that

Mr. Savoy should serve as a director because his experience as a chief executive officer, and in various other executive roles, has provided him with broad leadership and executive experience, which contributes operational knowledge and strategic planning skills, along with knowledge important to our corporate development and our mergers and acquisitions activities.

Brian T. Crowley has been our President and Chief Executive Officer and a director since July 2003. From April 2002 to July 2003, Mr. Crowley served as our Vice President, Product Development. From December 1999 to November 2001, Mr. Crowley held various positions at DataChannel, a developer of enterprise portals, including Vice President of Engineering and Vice President of Marketing. From April 1999 to December 1999, Mr. Crowley was Vice President, Operations of Consortio, a software company. From December 1997 to April 1999, Mr. Crowley was Director of Development at Sequel Technology, a network solutions provider. From 1986 to December 1997, Mr. Crowley held various positions at Applied Microsystems Corporation, including Vice President and General Manager of the Motorola products and quality assurance divisions. Mr. Crowley holds a B.S. in Electrical Engineering from Arizona State University. The Board of Directors has concluded that Mr. Crowley should serve as a director because of the experience he brings as our Chief Executive Officer as well as prior management experience within our industry in product development, engineering management, and mergers and acquisitions. As our Chief Executive Officer, Mr. Crowley has first-hand knowledge of our business and brings to our Board of Directors unique insight and knowledge of our operations and strategic opportunities.

Elliott H. Jurgensen, Jr. has been a director since January 2003 and has served as the Chairman of the Board since October 2008. Mr. Jurgensen retired from KPMG LLP, an international public accounting firm, in January 2003 after 32 years, including 23 years as an audit partner. During his public accounting career at KPMG, he held a number of leadership positions, including Managing Partner of the Bellevue, Washington office from 1982 to 1991 and Managing partner of the Seattle, Washington office from 1993 to 2002. He is also a director of ASG Consolidated LLC, a large privately owned seafood catcher processor company. Mr. Jurgensen was also a director of McCormick & Schmick’s Seafood Restaurants, Inc., a publicly owned restaurant operating company, from July 2004 until December 2011 when it was sold, a director of Isilon Systems, Inc., a publicly owned data storage and management company from April 2006 to December 2010 when it was sold, and a director of Varolii Corporation, a privately owned software messaging service company, from August 2007 to June 2011 when he resigned. Mr. Jurgensen has a B.S. in accounting from San Jose State University. His career at KPMG gives him the requisite experience to qualify as an “audit committee financial expert” having “financial sophistication” for audit committee purposes. The Board of Directors has concluded that Mr. Jurgensen should serve as a director because he brings to our Board of Directors substantial financial expertise that includes extensive knowledge of the complex financial and operational issues facing publicly-traded companies, and a deep understanding of accounting principles and financial reporting rules and regulations. He also brings professional service expertise, technology industry experience, experience as a public company board member, and sales and marketing experience at KPMG.

Scot E. Land has been a director since February 1998. Since 2010 Mr. Land has served as the Chief Executive Officer of Biotect, which provides a rapid, real-time handheld pathogen detection system for point of care disease detection and management. From 2006 to 2010 Mr. Land served as founder and Executive Vice President for Veratect, a provider of early alert systems. During 2006, Mr. Land also served as Executive Director, Program on Technology Commercialization, University of Washington. Prior to joining the faculty of the University of Washington, Mr. Land was a Managing Director of Cascadia Capital LLC. Mr. Land was a founder and Managing Director of Encompass Ventures from September 1997 to July 2005, a Senior Technology Analyst and Strategic Planning Consultant with Microsoft from June 1995 to September 1997, and a technology research analyst and investment banker for First Marathon Securities, a Canadian investment bank, from September 1993 to April 1995. From October 1988 to February 1993, Mr. Land was the founder, President and Chief Executive Officer of InVision Technologies (acquired by GE in 1994) founded by Mr. Land in October 1988, which designs and manufacturers high-speed computer-aided topography systems for automatic explosives detection for aviation security. Prior to founding InVision Technologies, Mr. Land served as a principal in the international consulting practice of Ernst & Young LLP, a public accounting firm, from April 1984 to October

1988. Mr. Land serves as a director of several privately held companies. The Board of Directors has concluded that Mr. Land should serve as a director because he brings experience as a former Chief Executive Officer as well as management and board experience within the Company’s industry. He also has experience as a public company board member. Mr. Land’s expertise contributes business operational knowledge and strategic planning skills, along with experience important to our corporate development and mergers and acquisitions activities.

Kendra A. VanderMeulen has been a director since March 2005. Ms. VanderMeulen is currently the President of the National Christian Foundation, Seattle, a position she has held since 2007. She served as Executive Vice President, Mobile at InfoSpace from May 2003 to December 2004, and is an active board member or advisor to a variety of companies in the wireless Internet arena, including Perlego Systems, Inc. and Inrix, Inc. Ms. VanderMeulen joined AT&T Wireless (formerly McCaw Cellular Communications) in 1994 to lead the formation of the wireless data division. Prior to McCaw Cellular Communications, Ms. VanderMeulen served as Chief Operating Officer and President of the Communications Systems Group of Cincinnati Bell Information Systems (now Convergys). She also held a variety of business and technical management positions at AT&T in the fields of software development, voice processing, and signaling systems. Ms. VanderMeulen received a B.S. in mathematics from Marietta College and an M.S. in computer science from Ohio State University. She was the recipient of the 1999 Catherine B. Cleary award as the outstanding woman leader of AT&T. Ms. VanderMeulen has broad industry experience both in management and as a board member. She also brings experience in managing product development, sales and marketing efforts, mergers and acquisitions, and directly managing engineering efforts. The Board of Directors has concluded that Ms. VanderMeulen should serve as a director because of her experience and deep understanding of the wireless Internet industry in which we compete. Her experience at AT&T has provided her with broad leadership and executive abilities, and her outside board experience as director of other technology companies enables her to provide essential strategic and corporate governance leadership to our management team and Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE

ELECTION OF MR. HOWSE AND MR. SAVOY TO THE BOARD OF DIRECTORS.

Executive Officers

The following table sets forth certain information regarding our executive officers as of the record date:

Name	Age	Positions with the Company
Brian T. Crowley	51	President and Chief Executive Officer, Director
Scott C. Mahan	47	Vice President, Finance & Operations; Chief Financial Officer; Secretary and Treasurer
Mark E. McMillan	49	Vice President, Worldwide Sales and Marketing
John F.K. Traynor	47	Vice President, Products
Mark D. Whiteside	49	Vice President, Professional Services

Mr. Crowley’s biographical details are set forth above under “Nominees and Other Directors.”

Scott C. Mahan has been our Vice President, Finance, Chief Financial Officer, Vice President, Operations, Secretary and Treasurer since January 2004. From October 2003 to December 2003, Mr. Mahan served as a consultant to the Company. From February 2003 to July 2003, Mr. Mahan served as the Interim Chief Financial Officer and Head of Business & Corporate Development at Cranium, Inc., a games manufacturer. From March 2002 to November 2002, Mr. Mahan served as Chief Operating Officer at Xylo, Inc., a company that provided human resource technology and services to Fortune 1000 companies, and from June 1998 to December 2001 as Chief Financial Officer and Vice President, Administration at Qpass, Inc, a provider of billing services to wireless carriers. Prior to that, Mr. Mahan also held roles at Sequel Technology Corporation, Spry, Inc., Paccar Inc. and Ernst & Young LLP. Mr. Mahan holds a B.S. in management from Tulane University.

Mark E. McMillan has been our Vice President, Worldwide Sales and Marketing since February 22, 2010. Prior to that, Mr. McMillan led the growth of several high tech companies serving as Chief Executive Officer or in senior sales capacities. Specifically, from 2008 to 2010, Mr. McMillan was CEO and Founder of Global IPR Exchange Corp., an electronic exchange designed to provide liquidity to the transactional patent license market. From 2007 to 2008, he was Executive Vice President of World Wide Sales for Smith Micro Software, Inc., a developer of mobile applications and solutions for the communications industry. From 1999 to 2007, Mr. McMillan held various roles at Insignia Solutions, PLC, a public embedded software company specializing in embedded Java and mobile device management solutions, including Chief Executive Officer, President, Chief Operations Officer, Executive Vice President of Sales and Senior Vice President of Sales.

John F.K. Traynor has been our Vice President, Products since September 2010. From November 2009 to September 2010, Mr. Traynor was President of Jazin Company, LLC, an advisory services firm, where he provided product management and marketing advisory services. From August 2008 to November 2009 Mr. Traynor was the Vice President, Product Management for Palm, Inc., a consumer device company, where he was responsible for creating new mobile products. From 1991 until his employment with Palm, Inc., Mr. Traynor spent 16 years with Microsoft where he most recently held key management positions defining and launching products in the mobility space. Mr. Traynor holds a Bachelor of Arts in Finance and Economics from King’s University College at the University of Western Ontario in London, Canada and a Master of Business Administration in Strategic Management from the Schulich School of Business at York University in Toronto, Canada.

Mark D. Whiteside has been our Vice President, Professional Services since May 2011. Professional Services includes the consulting services resources for design, development, project management, and education. Prior to this role, he was a Wireless Services Executive with IBM from February 2007 to December 2007. Prior to that, from 2004 to 2007, Mr. Whiteside was the Chief Operating Officer at Vallent Inc., a wireless performance management software provider which was purchased by IBM. Mr. Whiteside has held a number of other executive roles in global technology companies including EMEA Vice President Wireless Services based in London for Marconi PLC and Global Vice President of Services for MSI, a mediation middleware company purchased by Marconi PLC. He was also General Manager of International Business at Holocentric and Director of Customer Services, Asia Pacific based in Singapore for Sequent Computers. Mr. Whiteside holds a Bachelor of Arts in Computer Sciences from the University of California, San Diego.

CORPORATE GOVERNANCE

Board of Directors Leadership Structure

The Board of Directors has adopted a structure whereby the Chairman of the Board is an independent director. We believe that having a Chairman independent of management provides effective leadership for the Board of Directors and helps ensure critical and independent thinking with respect to the Company’s strategy and performance. Our Chief Executive Officer is also a member of the Board of Directors as the sole management representative on the Board of Directors. We believe this is important to make information and insight about the Company directly available to the directors in their deliberations. Our Board of Directors believes that separating the Chief Executive Officer and Chairman of the Board roles and also having the Chairman of the Board role represented by an independent director is the appropriate leadership structure for our Company at this time and demonstrates our commitment to effective corporate governance.

Our Chairman of the Board is responsible for the effective functioning of our Board of Directors, enhancing its efficacy by guiding Board of Directors processes and presiding at Board of Directors meetings and executive sessions of the independent directors. Our Chairman presides at shareholder meetings and ensures that directors receive appropriate information from our Company to fulfill their responsibilities. Our Chairman also acts as a liaison between our Board of Directors and executive management, promoting clear and open communication between management and the Board of Directors.

Board of Directors Role in Risk Oversight

Our Board of Directors has responsibility for the oversight of risk management. Our Board, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our Company and the steps we take to manage them. While our Board is ultimately responsible for risk oversight at our Company, our Board committees assist the Board of Directors in fulfilling its oversight responsibilities in certain areas of risk. In particular, our Audit Committee focuses on financial and accounting risks. Our Governance and Nominating Committee focuses on the management of risks associated with Board organization, membership, structure and corporate governance. Finally, our Compensation Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs and related to succession planning for our executive officers.

Board of Directors Independence

The Board of Directors has determined that, after consideration of all relevant factors, Messrs. Howse, Jurgensen, Land and Savoy and Ms. VanderMeulen, constituting a majority of our Board of Directors, qualify as “independent” directors as defined under applicable rules of The NASDAQ Stock Market LLC (“Nasdaq”) and that such directors do not have any relationship with the Company that would interfere with the exercise of their independent business judgment.

Standing Committees and Attendance

The Board of Directors held a total of 11 meetings during 2011. The Board has an Audit Committee, a Compensation Committee, a Governance and Nominating Committee and an Investment Committee. Until February 2012, the Board also had an IPO Litigation Committee which was disbanded due to the successful completion of a class action lawsuit the Company has been party to since 2001. Information about these committees and committee meetings is set forth below.

The Audit Committee currently consists of Messrs. Howse (Committee Chair), Jurgensen and Land. The Board of Directors has determined that, after consideration of all relevant factors, Messrs. Howse, Jurgensen and Land qualify as “independent” directors under applicable rules of Nasdaq and the Securities and Exchange

Commission (“SEC”). Each member of the Audit Committee is able to read and understand fundamental financial statements, including our consolidated balance sheets, consolidated statements of operations and consolidated statements of cash flows. Further, no member of the Audit Committee has participated in the preparation of our consolidated financial statements, or those of any current subsidiary of the Company, at any time during the past three years. The Board of Directors has designated Mr. Jurgensen as the “audit committee financial expert” as defined under applicable SEC rules and has determined that Mr. Jurgensen possesses the requisite “financial sophistication” under applicable Nasdaq rules. The Audit Committee is responsible for overseeing our independent auditors, including their selection, retention and compensation, reviewing and approving the scope of audit and other services by our independent auditors, reviewing the accounting principles, policies, judgments and assumptions used in the preparation of our financial statements and reviewing the results of our audits. The Audit Committee is also responsible for reviewing the adequacy and effectiveness of our internal controls and procedures, including risk management, establishing procedures regarding complaints concerning accounting or auditing matters, reviewing and, if appropriate, approving related-party transactions, and reviewing compliance with our Code of Business Conduct and Ethics. The Audit Committee held four meetings during 2011.

The Audit Committee operates under a written charter setting forth the functions and responsibilities of the committee, which is reviewed annually by the committee and amended by the Board of Directors as is determined to be necessary or desirable. A current copy of the Audit Committee charter is available on our website at www.bsquare.com on the Management and Governance page.

The Compensation Committee currently consists of Messrs. Savoy (Committee Chair) and Jurgensen. The Board of Directors has determined that, after consideration of all relevant factors, Messrs. Jurgensen and Savoy qualify as “independent” and “non-employee” directors under applicable Nasdaq and SEC rules and qualify as “outside directors” pursuant to the Internal Revenue Code and the regulations promulgated thereunder. The Compensation Committee makes recommendations to the Board of Directors regarding the general compensation policies of the Company as well as the compensation plans and specific compensation levels for its executive officers. The Compensation Committee held five meetings during 2011.

The Compensation Committee has a number of functions and responsibilities as delineated in its written charter, which is reviewed annually by the committee and amended by the Board of Directors as is determined to be necessary or desirable. A current copy of the Compensation Committee charter is available on our website at www.bsquare.com on the Management and Governance page.

One of the primary responsibilities of the Compensation Committee is to oversee, and make recommendations to the Board of Directors for its approval of, the compensation programs and performance of our executive officers, which includes the following activities:

•	Establishing the objectives and philosophy of the executive compensation programs;

•	Designing and implementing the compensation programs;

•	Evaluating the performance of executives relative to their attainment of goals under the programs and reporting to the Board of Directors such evaluation information;

•	Evaluating the Company’s succession plan for its Chief Executive Officer;

•	Calculating and establishing payouts and awards under the programs as well as discretionary payouts and awards;

•	Reviewing base salary levels and equity ownership of the executives; and

•	Engaging consultants from time to time, as appropriate, to assist with program design, benchmarking, etc.

Additional information regarding the roles and responsibilities of the Compensation Committee, as well as the role that our executive officers serve in recommending compensation, is set forth below under “Executive Officer Compensation.”

The Compensation Committee also periodically reviews the compensation of the Board of Directors and proposes modifications, as necessary, to the full Board for its consideration.

The Governance and Nominating Committee currently consists of Ms. VanderMeulen (Committee Chair) and Messrs. Land and Savoy. The Board of Directors has determined that, after consideration of all relevant factors, Ms. VanderMeulen and Messrs. Land and Savoy qualify as “independent” directors under applicable Nasdaq rules. The Governance and Nominating Committee held two meetings during 2011.

The Governance and Nominating Committee operates under a written charter setting forth the functions and responsibilities of the committee, which is reviewed annually by the committee and amended by the Board of Directors as is determined to be necessary or desirable. A current copy of the Governance and Nominating Committee charter is available on our website at www.bsquare.com on the Management and Governance page.

The primary responsibilities of the Governance and Nominating Committee are to:

•	Develop and recommend to the Board of Directors criteria for selecting qualified director candidates;

•	Identify individuals qualified to become Board members;

•	Evaluate and select director nominees for each election of directors;

•	Consider the committee structure of the Board of Directors and the qualifications, appointment and removal of committee members;

•	Recommend codes of conduct and codes of ethics applicable to the Company; and

•	Provide oversight in the evaluation of the Board of Directors and each committee.

The Investment Committee was formed in February 2009 as an advisory committee to assist the Board of Directors in exercising its oversight of the Company’s cash and investments policies. During 2011, the Investment Committee consisted of Messrs. Savoy (Committee Chair) and Howse and held two meetings.

No director attended fewer than 75% of the aggregate of the meetings of the Board of Directors and committees thereof, if any, upon which such director served during the period for which he or she has been a director or committee member during 2011.

Director Nomination Process

The Board of Directors has determined that director nomination responsibilities should be overseen by the Governance and Nominating Committee (the “Committee”). One of the Committee’s goals is to assemble a Board that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience. Although the Committee and the Board of Directors do not have a formal diversity policy, the Board of Directors instructed the Committee to consider such factors as it deems appropriate to develop a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors. Factors considered by the Committee include judgment, knowledge, skill, diversity (including factors such as race, gender and experience), integrity, experience with businesses and other organizations of comparable size, including experience in software products and services, business, finance, administration or public service, the relevance of a candidate’s experience to the needs of the Company and experience of other Board members, familiarity with national and international business matters, experience with accounting rules and practices, the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members, and the extent to which a candidate would be a desirable addition to the Board of

Directors and any committees of the Board of Directors. In addition, directors are expected to be able to exercise their best business judgment when acting on behalf of the Company and its shareholders, act ethically at all times and adhere to the applicable provisions of the Company’s Code of Business Conduct and Ethics. Other than consideration of the foregoing and applicable SEC and Nasdaq requirements, unless determined otherwise by the Committee, there are no stated minimum criteria, qualities or skills for director nominees, although the Committee may also consider such other factors as it may deem are in the best interests of the Company and its shareholders, and provided that at least one member of the Board of Directors serving on the Audit Committee should meet the criteria for an “audit committee financial expert” having the requisite “financial sophistication” under applicable Nasdaq and SEC rules, and a majority of the members of the Board of Directors should meet the definition of “independent director” under applicable Nasdaq rules.

The Committee identifies director nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. The Committee also takes into account an incumbent director’s performance as a Board member. If any member of the Board of Directors does not wish to continue in service, if the Committee decides not to re-nominate a member for reelection, if the Board decided to fill a director position that is currently vacant or if the Board of Directors decides to recommend that the size of the Board of Directors be increased, the Committee identifies the desired skills and experience of a new nominee in light of the criteria described above. Current members of the Board of Directors and management are polled for suggestions as to individuals meeting the Committee’s criteria. Research may also be performed to identify qualified individuals. Nominees for director are selected by a majority of the members of the Committee, with any current directors who may be nominees themselves abstaining from any vote relating to their own nomination.

It is the policy of the Committee to consider suggestions for persons to be nominated for director that are submitted by shareholders. The Committee will evaluate shareholder suggestions for director nominees in the same manner as it evaluates suggestions for director nominees made by management, then-current directors or other appropriate sources. Shareholders suggesting persons as director nominees should send information about a proposed nominee to the Secretary of the Company at our principal executive offices as referenced above at least 120 days prior to the anniversary of the mailing date of the prior year’s proxy statement. This information should be in writing and should include a signed statement by the proposed nominee that he or she is willing to serve as a director of the Company, a description of the proposed nominee’s relationship to the shareholder and any information that the shareholder feels will fully inform the Committee about the proposed nominee and his or her qualifications. The Committee may request further information from the proposed nominee and the shareholder making the recommendation. In addition, a shareholder may nominate one or more persons for election as a director at our annual meeting of shareholders if the shareholder complies with the notice, information, consent and other provisions relating to shareholder nominees contained in our Bylaws. Please see the section above titled “Deadlines for Receipt of Shareholder Proposals” for important information regarding shareholder proposals. To date, we have not engaged third parties to identify, evaluate or assist in identifying potential director candidates, although we may in the future retain a third-party search firm, if appropriate. We did not receive any recommendations from shareholders of director candidates for the Annual Meeting.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics in compliance with the applicable rules of the SEC that applies to our principal executive officer, our principal financial officer and our principal accounting officer or controller, or persons performing similar functions, as well as to all members of the Board of Directors and all other employees of the Company. A copy of this policy is available on the Management and Governance page on our website at www.bsquare.com or free of charge upon written request to the attention of the Secretary of the Company, by regular mail at our principal executive offices, email to investorrelations@bsquare.com, or fax at 425-519-5998. We will disclose, on our website, any amendment to, or a waiver from, a provision of our

Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the Code of Business Conduct and Ethics enumerated in applicable rules of the SEC. There were no such amendments to, or waivers from, a provision of our Code of Business Conduct and Ethics during 2011.

2011 Director Compensation

We have established a compensation plan to attract and retain qualified non-employee directors to serve on our Board of Directors. This plan includes cash and stock awards for directors for service on the Board of Directors and on committees. From June 2007 to June 2011, Directors received a one-time grant of 25,000 stock options, which vested quarterly over two years, when joining the Board and quarterly grants thereafter of 1,500 shares of restricted stock which vested one year from grant. The Chairman of the Board received a one-time grant of 50,000 stock options when joining the Board (or 25,000 stock options if appointed as Chairman of the Board while already serving as a director), which vested quarterly over two years, and quarterly grants thereafter of 3,000 shares of restricted stock which vested one year from grant. The Company also paid annual cash director fees of $20,000 to non-Chair directors and $30,000 to the Chairman of the Board and annual Board Committee fees to Directors who served on the Audit Committee of $10,000 and $5,000 to Directors who served on other committees (excluding the IPO Litigation Committee). Directors who served on more than two committees earned no additional compensation. In 2011, the Compensation Committee of the Board of Directors engaged a compensation consultant to benchmark the Board of Directors compensation. As a result, in May 2011 the Compensation Committee recommended, and the Board of Directors approved, the following changes to the Board of Directors compensation structure which became effective after the 2011 Annual Meeting of Shareholders in June 2011:

•

The quarterly restricted stock awards were eliminated and replaced with an annual restricted stock unit award. The number of shares underlying the restricted stock unit award is determined by dividing $50,000 by the Company’s closing stock price on the date of grant ($75,000 in the case of the Chairman of the Board). The restricted stock unit awards are granted on the earlier of: a) the day of the annual meeting of the Company’s shareholders; or b) the last trading day of the Company’s second fiscal quarter. The awards will vest quarterly over one year;

•	The annual cash director fees were increased by $10,000 for each director, including the Chairman of the Board; and

•	The Chairs of the Governance and Nominating Committee and the Compensation Committees receive additional annual Board Committee fee compensation of $3,000.

All cash amounts are payable in quarterly increments. Directors are also reimbursed for reasonable expenses incurred in attending Board of Directors and committee meetings. Mr. Crowley, our President and Chief Executive Officer and a member of our Board of Directors, does not receive additional compensation for services provided as a director.

The following table presents the 2011 compensation of our non-employee directors. The compensation of Mr. Crowley is described in the Summary Compensation Table in the section titled “Executive Officer Compensation.”

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Total
Elwood D. Howse, Jr. (2)	$38,000	$59,240	$97,240
Elliott H. Jurgensen, Jr. (3)	$50,000	$100,217	$150,217
Scot E. Land (4)	$40,000	$59,240	$99,240
William D. Savoy (5)	$36,500	$59,240	$95,740
Kendra A. VanderMeulen (6)	$31,500	$59,240	$90,740

(1)

The amounts in this column reflect the aggregate grant-date fair value of restricted stock awards and restricted stock unit awards, determined in accordance with the Financial Accounting Standards Board

(“FASB”) Accounting Standards Codification Topic 718 for stock-based compensation. The amounts included for a particular year reflect only the awards treated as granted in that year. Pursuant to SEC rules, the amounts shown disregard the impact of estimated forfeitures related to service-based vesting conditions. Assumptions used in the calculation of these award amounts are set forth in Note 10 (Shareholders’ Equity) to the financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, filed with the SEC on February 23, 2012 (the “2011 Form 10-K”).
(2)	Mr. Howse held 98,875 stock options, 7,208 restricted stock units and 4,500 unvested restricted stock awards as of December 31, 2011.
(3)	Mr. Jurgensen held 85,850 stock options, 12,313 restricted stock units and 9,000 unvested restricted stock awards as of December 31, 2011.
(4)	Mr. Land held 96,875 stock options, 7,208 restricted stock units and 4,500 unvested restricted stock awards as of December 31, 2011.
(5)	Mr. Savoy held 87,500 stock options, 7,208 restricted stock units and 4,500 unvested restricted stock awards as of December 31, 2011.
(6)	Ms. VanderMeulen held 74,125 stock options, 7,208 restricted stock units and 4,500 unvested restricted stock awards as of December 31, 2011.

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The following table sets forth the compensation earned during the past two fiscal years by (i) our chief executive officer and (ii) the two most highly compensated executive officers other than the chief executive officer who were serving as executive officers at the end of 2011 and whose total compensation for 2011 exceeded $100,000 (collectively, the “named executive officers”).

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Option Awards (2)	Non-Equity Incentive Plan Compensation (3)	All Other Compensation (4)	Total
Brian T. Crowley	2011	$270,000	$—	$437,691	$—	$—	$13,306	$720,997
President and Chief Executive Officer	2010	$270,000	$—	$156,360	$—	$94,500	$4,919	$525,779

Scott C. Mahan	2011	$208,000	$—	$246,919	$—	$—	$10,418	$465,337
Vice President, Finance & Operations, Chief Financial Officer, Secretary and Treasurer	2010	$208,000	$—	$78,180	$—	$72,800	$4,902	$363,882

Mark E. McMillan (5)	2011	$160,000	$18,050	$—	$1,408,080	$128,072	$10,429	$1,724,631
Vice President, Worldwide Sales and Marketing	2010	$132,308	$—	$78,180	$74,977	$100,069	$3,719	$389,253

(1)	The amounts in this column reflect the aggregate grant-date fair value of restricted stock units granted under our Annual Executive Bonus Program (“AEBP”) and other special grants as determined by the Board of Directors. These amounts are determined in accordance with FASB Accounting Standards Codification Topic 718 for stock-based compensation. The amounts included for a particular year reflect only the awards treated as granted in that year. Pursuant to SEC rules, the amounts shown disregard the impact of estimated forfeitures related to service-based vesting conditions. Assumptions used in the calculation of these award amounts are set forth in Note 10 (Shareholders’ Equity) to the financial statements included in our 2011 Form 10-K.
(2)	The amounts in this column reflect the aggregate grant-date fair value of stock option awards determined in accordance with FASB Accounting Standards Codification Topic 718 for stock-based compensation. The amounts included for a particular year reflect only the awards treated as granted in that year. Pursuant to SEC rules, the amounts shown disregard the impact of estimated forfeitures related to service-based vesting conditions. Assumptions used in the calculation of these award amounts are set forth in Note 10 (Shareholders’ Equity) to the financial statements included in our 2011 Form 10-K.
(3)	The amounts in this column with respect to Mr. Crowley and Mr. Mahan represent cash awards earned for the indicated year, as applicable under the AEBP. The amount in this column with respect to Mr. McMillan represents cash awards earned by him as described below under “Incentive Plan Compensation – Incentive Sales Compensation Plan.”
(4)	Represents 401(k) matching employer contributions, premiums paid by the Company under a group life insurance plan, and an allowance for mobile telephone and data service, which includes personal use.
(5)	Mr. McMillan joined the Company in February 2010.

Employment Agreements with Named Executive Officers

We have agreements with our named executive officers, which include provisions regarding post-termination compensation. We do not have a formal severance policy or plan applicable to our executive officers as a group. Under the agreements with Mr. Crowley and Mr. Mahan, if either officer is terminated without cause (as defined in the applicable agreement, subject to certain exceptions), they will receive termination payments equal to six months of their annual base salary, paid on our normal payroll schedule. In addition, the equity awards held by Mr. Crowley and Mr. Mahan would continue to vest post-termination over the period during which they receive these termination payments. Mr. Crowley and Mr. Mahan are entitled to these termination payments provided they enter into a separation and release agreement acceptable to the Company which includes, among other things, non-solicitation and non-competition provisions that apply for a period of twelve months following termination and an obligation to protect the property of the Company, including intellectual property.

Under the employment agreement with Mr. McMillan, if he is terminated when neither cause nor long-term disability exists (as defined in the agreement, subject to certain exceptions) and provided that he enters into a release of any employment-related claims acceptable to the Company, he will receive termination payments equal to four months of his annual base salary, paid on our normal payroll schedule. However, if we give Mr. McMillan at least one full month’s advance notice of termination, these termination payments will be reduced by one month’s salary for each full month of advance notice given. In addition, the equity awards held by Mr. McMillan would continue to vest post-termination for 120 days from the termination date.

No other benefits accrue to the named executive officers under their severance arrangements (such as continuation of medical benefits) under their current employment contracts. The incentive compensation plan applicable to Mr. McMillan for 2011 (as described below under “Incentive Plan Compensation – Incentive Sales Compensation Plan,” and which is subject to change on a quarterly basis) provides that he will receive commission payments based on gross profit recognized from invoices generated prior to termination, and that with respect to quarterly bonuses, he must be employed on the last day of a quarter to be eligible for any amounts.

The agreements with our named executive officers govern the termination of the officer by the Company; they do not address termination by an acquiring company of a named executive officer after a change in control of the Company. There are no individual change-in-control agreements in effect with any of our named executive officers. The terms of our Third Amended and Restated Stock Plan (the “Stock Plan”) do not specifically provide for accelerated vesting of equity awards for participants in the event of a change in control. Instead, the Stock Plan provides that individual equity award agreements may provide for accelerated vesting in connection with certain transactions defined in the Stock Plan (including certain change-in-control transactions). No currently outstanding equity award agreement provides for such acceleration of vesting. In addition, the Stock Plan provides that the Board of Directors may elect to accelerate vesting for any Stock Plan participant at such times and in such amounts as the Board of Directors determines. Any change in control agreement with an executive officer, should it be deemed necessary, would require approval by the Compensation Committee and the Board of Directors.

Determination of Compensation

Total Compensation

For purposes of evaluating executive officer total compensation including base salary, discretionary bonus, equity awards and incentive compensation, the Compensation Committee primarily considers two factors:

•	Benchmark data: Historically, the Compensation Committee has engaged a compensation consultant on an annual basis to review and benchmark our executive compensation programs.

•

Company and individual-specific factors: In addition to considering compensation levels of executives at similarly sized regional public companies, the Compensation Committee, in conjunction with the Chief Executive Officer, reviews the Company’s financial performance objectives as well as non-financial performance objectives applicable to each executive (other than the Chief Executive Officer). The Company’s financial performance objectives are determined through collaboration with the Chief Executive Officer, the Board of Directors and the Compensation Committee. The non-financial performance objectives applicable to each executive officer (other than the Chief Executive Officer) are determined in collaboration with the Chief Executive Officer, the executive officer and the Compensation Committee. The Compensation Committee, without input from the Chief Executive Officer, determines the financial and non-financial performance objectives applicable to the Chief Executive Officer. These objectives and associated awards are governed by the AEBP with respect to Mr. Crowley, Mr. Mahan, and other executive officers who are not members of the sales team, and are governed by a non-equity incentive sales compensation plan with respect to Mr. McMillan. These incentive plans are described below under “Incentive Plan Compensation.”

Base Salary and Discretionary Bonus

The Compensation Committee’s goal is to provide a competitive base salary for our executive officers. The Compensation Committee has not established any formal guidelines for purposes of setting base salaries (such as payment at a particular percentile of the benchmark group), but instead considers the benchmark data along with the Company’s performance and the individual’s performance and experience in determining what represents a competitive salary. The Compensation Committee also considers these factors in its recommendations to the Board of Directors regarding whether and in what amounts to award discretionary cash bonuses, apart from cash awards that may be provided for under incentive plans.

With respect to both 2010 and 2011, in response to overall economic conditions and a need for the Company to proactively manage expenses, our Chief Executive Officer, in conjunction with the Compensation Committee and the Board of Directors, determined that executive salaries would not be changed. The Compensation Committee and the Board of Directors also determined that the Chief Executive Officer’s salary would not be changed with respect to 2010 or 2011 for the same reasons. Mr. Crowley’s then annual base salary of $270,000 and Mr. Mahan’s annual base salary of $208,000 had, therefore, been in effect since March 2008. Mr. McMillan joined the Company in February 2010. In January 2011, the Compensation Committee engaged a compensation consultant to review and benchmark the Company’s executive compensation programs. A nationally recognized, technology-oriented compensation survey, which included both private and public companies whose annual revenue was between $80 million to $95 million, was used for purposes of benchmarking. The Compensation Committee, after evaluating benchmark data and the company- and individual-specific factors outlined above, recommended to the Board of Directors that the annual base salaries of the Company’s executive officers, except for Mr. McMillan, be increased. The Board of Directors approved this recommendation with the annual base salary increases taking effect January 1, 2012. While Mr. McMillan did not receive an annual base salary increase, he did receive an increase in the incentive compensation portion of his compensation structure such that his annual incentive compensation “at plan” was increased from $190,000 to $200,000 effective January 1, 2012.

The following table presents the current annual base salaries of our named executive officers:

Name	Annual Base Salary
Brian T. Crowley	$295,000
Scott C. Mahan	$230,000
Mark E. McMillan	$160,000

Equity Awards

Longer-term incentives in the form of grants of stock options, restricted stock, restricted stock units and other forms of equity instruments to executive officers are governed by the Stock Plan and are made both under incentive plans and outside of those plans.

The Compensation Committee recommends grants and awards of stock options and other forms of equity instruments awarded to our executive officers under the Stock Plan. Grants and awards recommended by the Compensation Committee are then submitted to the Board of Directors for approval. Stock options have historically been granted at the time of hire of an executive officer. Further, the Compensation Committee periodically reviews the equity ownership of the executive officers and may recommend to the Board of Directors additional awards of equity instruments under the Stock Plan based on a number of factors, including benchmark data, Company performance and individual performance, the vested status of currently outstanding equity awards, the executive’s equity ownership in relation to the other executives and other factors. The Compensation Committee maintains no formal guidelines for these periodic reviews. Stock options are awarded with exercise prices equal to the closing market price per share of our common stock on the grant date.

Our named executive officers also participate in incentive compensation programs as described below. Mr. Crowley and Mr. Mahan, as well as other executive officers of the Company who are not members of the sales team, participate in the AEBP, while Mr. McMillan, as our Vice President, Worldwide Sales and Marketing, participates in a non-equity incentive sales compensation plan.

Incentive Plan Compensation

Annual Executive Bonus Program (“AEBP”)

The objectives of the AEBP are to:

•	Encourage and reward individual and corporate performance;

•	Seek alignment of executive officers’ compensation with shareholder interests on both a short-term and long-term basis; and

•	Attract and retain highly-qualified executives.

The AEBP, under which executive officers, other than the Company’s Vice President, Worldwide Sales and Marketing, have the potential to earn awards of cash and restricted stock units, is maintained in collaboration among the Compensation Committee, the Board of Directors and the Chief Executive Officer. Payment under the AEBP is contingent on the achievement of an adjusted annual net income target for the Company and the achievement of individual objectives set for the executive. Individual objectives may be related to achievements such as growing revenue streams, developing successful new products, maintaining low involuntary employee turnover and improving infrastructure to enhance business velocity.

The amount of bonus earned under the AEBP is determined by the following formula, the elements of which are described below:

Bonus Amount =	Base Salary * Target Bonus Opportunity * Company Achievement Multiplier (50% to 150%) * Individual Achievement Multipliers (0% to 100%)

Target Bonus Opportunity. The Target Bonus Opportunity for each executive officer is set as a percentage of base salary. The philosophy used by the Compensation Committee in setting the Target Bonus Opportunity is similar to that used in setting base salaries for the executive officers, including consideration of the benchmark data described previously, among other things. The 2011 Target Bonus Opportunity percentages were as follows for the named executives:

Title	Target Bonus Opportunity
Chief Executive Officer	65%
Chief Financial Officer	50%

Company Achievement Multiplier. The Compensation Committee, in conjunction with the Chief Executive Officer and Board of Directors, determines the threshold financial measures that the Company must meet in order for executives to earn bonuses under the AEBP. Because reported net income contains equity-based compensation expense, and because the actual amount of compensation expense is variable based on factors largely out of the control of the executive team, the Compensation Committee has decided that net income with equity-based expense added back, or “adjusted net income,” will be used as the primary measure for achievement in the AEBP. Additionally, because it is not possible to accurately forecast the amount of executive bonuses earned at the start of the year, and because executive bonuses are not included in the Company’s annual budget, adjusted net income excludes any executive bonus expense. The Compensation Committee also has discretion to make other adjustments based on particular facts and circumstances that may arise. The Compensation Committee has set three adjusted net income targets:

Bonus Trigger: This is the amount of adjusted net income that the Company must earn in order for any AEBP bonuses to be paid. Once adjusted net income reaches this amount, the Company Achievement Multiplier is set at 50%.

Bonus Target: This is the target adjusted net income level at which the Company Achievement Multiplier is set at 100%. This number corresponds to the net income number set forth in the 2011 budget that is formally approved by the Board of Directors, with any 2011 equity-based compensation expense estimate added back.

Bonus Cap: This is the adjusted net income level at which the Company Achievement Multiplier will cap at 150%.

If the Company does not achieve the Bonus Trigger, then the Company Achievement Multiplier is set at 0%, and no bonuses are paid under the AEBP.

When adjusted net income falls between the Bonus Trigger and the Bonus Target, the Company Achievement Multiplier will be prorated from 50% to 100%. When adjusted net income falls between the Bonus Target and the Bonus Cap, the Company Achievement Multiplier will be prorated from 100% to 150%. If adjusted net income is greater than the Bonus Cap, the Company Achievement Multiplier will remain capped at 150%.

For 2011, the financial targets for the Company Achievement Multiplier were as follows:

Description	Adjusted Net Income		Bonus Percentage
	Minimum	Maximum
Below Trigger	$0	$6,286,399	0%
Trigger to Target	$6,286,400	$7,858,000	50% to 100% prorated
Target	$7,858,000	$7,858,000	100%
Above Target	$7,858,000	$10,215,400	100% to 150% prorated
	$10,215,400	and above	capped at 150%

Individual Achievement Multiplier. Each executive other than the Chief Executive Officer is assigned objectives by the Chief Executive Officer. The Compensation Committee in conjunction with the Board of Directors determines the Chief Executive Officer’s objectives. Objectives for executives other than the Chief Executive Officer may be modified by the Chief Executive Officer during the year in order to suit current business conditions. Objectives are meant to provide guidance and incentive for each executive in the day to day operation of a particular business function.

Each objective carries a particular weighting, with the sum of all objective weightings adding up to 100%.

At the end of the year, the Chief Executive Officer reviews each objective with the particular executive, and determines if the objective was achieved (0% or 100%), or in the case of a prorated objective, what percentage of the objective was achieved. The Chief Executive Officer’s determination is reviewed by the Compensation Committee. The Compensation Committee reviews the Chief Executive Officer’s achievement of objectives.

The Individual Achievement Multiplier is then determined by multiplying the achievement level of each objective by the assigned weighting for that objective. The results for all objectives are then added together to form the Individual Achievement Multiplier. For example, if an executive had four objectives, each weighted at 25%, the Individual Achievement Multiplier would be determined as follows:

Individual Achievement Multiplier =	(Objective 1 Achievement % * 25%) + (Objective 2 Achievement % * 25%) + (Objective 3 Achievement % * 25%) + (Objective 4 Achievement % * 25%)

As noted above, the objective achievement percentage for pass/fail objectives will be 0% or 100%. For prorated objectives, the objective achievement percentage will be prorated between 0% and 100%, inclusive.

Payment of Bonuses. When an executive earns a bonus under the AEBP, the mix of consideration is dependent on the amount of bonus earned. The amount of the bonus which is up to or equal to 50% of the executive’s base salary (or prorated base salary if the executive was not with us for the full year) is paid in cash, with the remainder paid in the form of restricted stock units which vest over two years in four equal installments semiannually on the last day of July and December of the two years following the year as to which the bonus is payable. The total number of restricted stock units in the grant is determined by dividing the non-cash portion of the bonus by the closing price of our common stock on the date of grant. Generally, the Compensation Committee and Chief Executive Officer will attempt to complete bonus calculations as quickly as possible once the fiscal year ends and our finance team has delivered a stable view of adjusted net income for the year. Once the bonus calculations are complete, they must be presented to and approved by the Board of Directors. If restricted stock units are to be awarded to executives, the grant date will be the date that the AEBP awards are approved by the Board of Directors.

Executives must be employed by us at the end of the measurement year in order to be eligible for a bonus. If an executive leaves the employ of the Company before previously awarded restricted stock units have fully vested, any unvested units will be forfeited.

Computation of 2011 Bonus Amounts. In 2011, our adjusted net income did not exceed the minimum trigger, and therefore no bonuses were achieved.

Incentive Sales Compensation Plan

Sales executives participate in non-equity incentive compensation plans with provisions tailored to the particular individual. The terms of these plans, including the 2011 plan applicable to Mr. McMillan, are determined by agreement with the sales executive each year with respect to a particular year’s incentive compensation, but with terms that are subject to change each quarter. The plan applicable to Mr. McMillan for 2011 provided for commissions and bonuses based on Company performance, including percentage commissions on worldwide gross profit from particular business lines, and bonuses of fixed dollar amounts payable quarterly based on achievement of gross profit quotas for those business lines. There are no minimum or maximum amounts payable; percentage commissions depend entirely on the Company’s level of achievement with respect to the particular gross profit measures, while quarterly bonuses are either earned or missed according to whether the particular Company performance quota is met. The plan for 2011 did not include any individual performance criteria, as distinguished from AEBP performance criteria.

Special RSU Grants

In August 2010 the Compensation Committee recommended, and the Board of Directors approved, a grant of restricted stock units to certain of our executive officers, the vesting of which was contingent upon our achievement of an adjusted net income target of $3.44 million under the 2010 AEBP. The awards to our named executive officers were in the amounts of 50,000 restricted stock units to Mr. Crowley, and 25,000 restricted stock units to each of Messrs. Mahan and McMillan. These grants were subject to forfeiture in full if the target was not met. Because the target was met, the awards vested in two equal installments, the first on the date the Compensation Committee determined that the target had been met (which occurred on February 22, 2011) and the second on December 31, 2011.

Other Compensation and Perquisites

Executives are eligible to participate in standard benefit plans available to all employees including the Company’s 401(k) retirement plan, medical, dental, disability, vacation and sick leave and life and accident insurance. The same terms apply to all employees for these benefits except where the value of the benefit may be greater for executives due to the fact that they are more highly compensated than most other employees (e.g., disability benefits). However, all executive officers receive a phone allowance of $1,800 per year, as do other employees whose job responsibility requires them to be on call. The individuals receiving the allowance are not reimbursed for normal cell phone usage. We provide no pension or deferred compensation benefits to our executive officers. We do not currently have in place any tax “gross-up” arrangements with our executives.

Outstanding Equity Awards at Fiscal Year End

The following table presents the outstanding equity awards held by the named executive officers as of December 31, 2011:

	Option Awards						Stock Awards (5)
Name		Number of Securities Underlying Unexercised Options		Option Exercise Price ($) (1)	Option Expiration Date (2)		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (6)
	Grant Date	Exercisable (#)	Unexercisable (#)
Brian T. Crowley	04/01/2002	25,000	—	$14.40	04/01/2012
	08/29/2002	16,875	—	$2.88	08/29/2012
	08/29/2002	1,875	—	$2.88	08/29/2012
	07/24/2003	75,000	—	$4.00	07/24/2013
	09/21/2004	125,000	—	$2.32	09/21/2014
	03/23/2007	50,000	—	$4.34	03/23/2017
	03/20/2008	42,188	2,812	$3.80	03/20/2018	(3)
	02/22/2011						5,249	$62,096
	06/30/2011						43,750	$274,312

Scott C. Mahan	01/07/2004	37,500	—	$6.47	01/07/2014
	09/21/2004	62,500	—	$2.32	09/21/2014
	03/23/2007	35,000	—	$4.34	03/23/2017
	03/20/2008	23,438	1,562	$3.80	03/20/2018	(3)
	02/22/2011						2,486	$29,409
	06/30/2011						26,250	$164,588

Mark E. McMillan	02/22/2010	12,500	37,500	$2.34	02/22/2020	(4)
	03/07/2011	56,250	243,750	$8.57	03/07/2021	(3)

(1)	The option exercise price is set at the closing price of our common stock on the date of grant.
(2)	All options outstanding expire ten years from the grant date.
(3)	These options vest quarterly over four years from the grant date.
(4)	These options vest annually over four years from the grant date.
(5)	The awards granted on February 22, 2011 are restricted stock units granted as incentive plan compensation as described above under “Incentive Plan Compensation – Special RSU Grants.” The awards granted on June 30, 2011 are restricted stock units granted by the Board of Directors to compensate senior executives for performing their services at below market rates for the preceding years.
(6)	Based on the closing price of our common stock of $3.42 on December 31, 2011.

Employee Benefit Plans

Equity Compensation Plan Information

The following table presents certain information regarding our common stock that may be issued upon the exercise of options and vesting of restricted stock units granted to employees, consultants or directors as of December 31, 2011:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	2,180,973	(1)	$4.49	366,836	(2)
Equity compensation plans not approved by security holders	—		$—	250,000	(3)

(1)	Amount includes 241,248 restricted stock units granted and unvested as of December 31, 2011.
(2)	The Stock Plan currently provides for an automatic annual increase in the number of shares reserved for issuance by an amount equal to the lesser of: (i) four percent of our outstanding shares at the end of the previous fiscal year, (ii) an amount determined by our Board of Directors, or (iii) 375,000 shares. In February 2012, the number of shares reserved for issuance under the Stock Plan was increased by 375,000 per these terms. The number of securities reflected above in column (c) does not reflect this increase. The Company’s proposed Fourth Amended and Restated Stock Plan does not provide for any automatic annual increase in the number of shares reserved for issuance thereunder. See Proposal No. 2 below.
(3)	Indicates shares of our common stock reserved for issuance under the 2011 Inducement Award Plan (“Inducement Plan”), which we established in connection with our acquisition of MPC Data Limited in 2011. The indicated 250,000 shares were allocated for award under the Inducement Plan at the time it was adopted. The number of shares available for issuance may be modified by our Board of Directors, subject to SEC and NASDAQ limitations. There were no grants under the Inducement Plan during 2011.

Third Amended and Restated Stock Plan

We have granted options to purchase common stock to our officers, directors, employees and consultants under the Stock Plan. The Stock Plan also enables us to grant restricted stock, restricted stock units and certain other equity-based compensation to our officers, directors, employees and consultants. We awarded restricted stock to our directors in 2010 and 2011, and awarded restricted stock units to them during 2011. We also awarded restricted stock units to certain of our officers and other employees in 2010 and 2011. See Proposal No. 2 below for additional information regarding the Stock Plan and the proposed Fourth Amended and Restated Stock Plan.

401(k) Plan

We maintain a tax-qualified 401(k) employee savings and retirement plan for eligible U.S. employees. Eligible employees may elect to defer a percentage of their eligible compensation in the 401(k) plan, subject to the statutorily prescribed annual limit. We may make matching contributions on behalf of all participants in the 401(k) plan in the amount equal to one-half of the first 6% of an employee’s contributions. Matching contributions are subject to a vesting schedule; all other contributions are fully vested at all times. We intend the 401(k) plan to qualify under Sections 401(k) and 501 of the Internal Revenue Code of 1986, as amended, so that contributions by employees or the Company to the 401(k) plan and income earned, if any, on plan contributions are not taxable to employees until withdrawn from the 401(k) plan (except as regards Roth contributions), and so that we will be able to deduct our contributions when made. The trustee of the 401(k) plan, at the direction of each participant, invests the assets of the 401(k) plan in any of a number of investment options.

STOCK OWNERSHIP

Security Ownership of Principal Shareholders, Directors and Management

The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 31, 2012 by:

•	Each person who is known by us to own beneficially more than five percent of the outstanding shares of common stock;

•	Each director and nominee for director of the Company;

•	Each of the named executive officers; and

•	All of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. The number of shares listed below under the heading “Amount and Nature of Beneficial Ownership” is the aggregate beneficial ownership for each shareholder and includes:

•	common stock beneficially owned;

•	restricted stock awards;

•	currently vested options; and

•	stock options and restricted stock units that are not currently vested but will become vested within 60 days of March 31, 2012.

Of this total amount, the number of shares of common stock subject to options that are currently vested and stock options and restricted stock units that are not currently vested but will become vested within 60 days of March 31, 2012 are deemed outstanding for such shareholder (the “Deemed Outstanding Shares”) and are also separately listed below under the heading “Number of Shares Underlying Options and RSUs.” For purposes of calculating the number of shares beneficially owned by a shareholder, director or executive officer and resulting percentage ownership, the Deemed Outstanding Shares are not treated as outstanding for the purpose of computing the percentage ownership of common stock outstanding of any other person.

This table is based on information supplied by officers, directors, principal shareholders and filings made with the SEC. Percentage ownership is based on 10,923,769 shares of common stock outstanding as of March 31, 2012.

Unless otherwise noted below, the address for each shareholder listed below is: c/o BSQUARE Corporation, 110 110th Avenue NE, Suite 200, Bellevue, Washington 98004. Unless otherwise noted, each of the shareholders listed below has sole investment and voting power with respect to the common stock indicated, except to the extent shared by spouses under applicable law.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Number of Shares Underlying Options and RSUs	Percent of Common Stock Outstanding
5% Owners:

Renaissance Technologies LLC (1)	644,775	—	5.9%
800 Third Ave, 33rd Floor New York, NY 10022

Directors and Executive Officers:

Elwood D. Howse, Jr. (2)	141,605	103,188	1.3%

Elliott H. Jurgensen, Jr. (3)	189,495	95,319	1.7%

Scot E. Land (2)	141,875	103,188	1.3%

William D. Savoy (2)	151,230	93,813	1.4%

Kendra A. VanderMeulen (2)	116,855	80,438	1.1%

Brian T. Crowley	557,393	413,398	5.1%

Scott C. Mahan	287,911	196,350	2.6%

Mark E. McMillan	140,610	125,000	1.3%

All executive officers and directors as a group (4)	1,852,626	1,241,050	17.0%

(1)	The indicated ownership is based solely on a Schedule 13G/A filed with the SEC on February 13, 2012 by the reporting person and may have changed since the date of its filing.
(2)	Beneficial ownership includes 7,208 unvested restricted stock awards, which are subject to forfeiture.
(3)	Beneficial ownership includes 12,313 unvested restricted stock awards, which are subject to forfeiture.
(4)	Includes two additional executive officers in addition to the listed named executive officers and directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers and directors and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the SEC reports of ownership on Form 3 and changes in ownership on Form 4 and Form 5. Officers, directors and greater-than-ten-percent shareholders are required by SEC regulation to furnish to the Company copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during the year ended December 31, 2011, its officers and directors and persons who own more than ten percent of a registered class of the Company’s equity securities complied with all applicable Section 16(a) filing requirements, except as to the transactions described below, which were reported outside the applicable filing deadlines.

Four Company officers each filed a Form 5 on February 14, 2012 to report the disposition to the Company of shares of our common stock upon the vesting and settlement of restricted stock units issued to the officer under the Stock Plan, where the disposition was made to satisfy the Company’s federal tax withholding obligation in connection with the issuance of common stock to the officer upon such vesting and settlement. The four executive officers and corresponding number of dispositions as to which a Section 16(a) report was not timely filed are as follows: Mr. Crowley (five transactions, three reports on Form 4); Mr. Mahan (five transactions, three reports on Form 4); Mr. McMillan (one transaction and report on Form 4); and Mr. Traynor (four transactions and three reports on Form 4).

In addition, each of Messrs. Crowley, Mahan and Traynor filed a Form 4 on August 19, 2011, after the Section 16(a) deadline, to report the acquisition in each case of a grant of restricted stock units on June 30, 2011.

Biographical details regarding each officer are set forth above under the heading “Executive Officers,” and, with respect to Mr. Crowley, the heading “Nominees and Other Directors.”

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There were no transactions since January 1, 2010, nor are there any proposed transactions as of the date of this proxy statement, as to which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years and in which any related person has or will have a direct or indirect material interest, other than equity and other compensation, termination and other arrangements which are described above under “2011 Director Compensation” and “Executive Officer Compensation.”

PROPOSAL TWO

APPROVAL OF THE COMPANY’S FOURTH AMENDED AND RESTATED STOCK PLAN

On February 21, 2012, the Company’s Board of Directors adopted the Fourth Amended and Restated Stock Plan (the “Fourth Amended and Restated Plan”). A copy of the Fourth Amended and Restated Plan is attached to this proxy statement as Appendix A. The Fourth Amended and Restated Plan provides for the granting of awards to the Company’s employees, consultants and directors and amends and restates in its entirety our Third Amended and Restated Stock Plan (the “Third Amended and Restated Plan”). A total of 2,922,809 shares of our common stock are reserved for issuance under the Fourth Amended and Restated Plan (which is the same number of shares of our common stock that were reserved for issuance under our Third Amended and Restated Plan immediately prior to its amendment and restatement).

The material amendments to the Third Amended and Restated Plan that have been incorporated into the Fourth Amended and Restated Plan consist of the deletion of the “evergreen” share renewal provision (which provided for an automatic increase in the number of shares of common stock reserved under the Third Amended and Restated Plan on an annual basis pursuant to a fixed formula) and the extension of the term for an additional ten years. No other changes were made to the Third Amended and Restated Plan, and the number of shares of common stock reserved for issuance has not been increased. Any future increases in the number of shares of common stock reserved for issuance under the Fourth Amended and Restated Plan will require prior shareholder approval.

To date, no awards have been granted under the Fourth Amended and Restated Plan, and all previous awards to the Company’s employees, consultants and directors have been granted under the Third Amended and Restated Stock Plan. As of December 31, 2011, there were an aggregate of 27,000 shares of unvested restricted common stock and 241,248 unvested restricted stock units outstanding and 1,939,475 shares of our common stock reserved for issuance upon the exercise of outstanding stock options under the Third Amended and Restated Plan, which shares of restricted stock, restricted stock units and stock options shall continue to remain outstanding pursuant to the terms and conditions of the applicable award agreements. On March 30, 2012, the closing price per share of our common stock as quoted on the NASDAQ Global Select Market was $3.35.

Vote Required for Approval of Fourth Amended and Restated Stock Plan

If a quorum is present and voting, this proposal will be approved if the votes cast in favor of the proposal exceed votes cast against the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE FOURTH AMENDED AND RESTATED STOCK PLAN.

Summary of the Fourth Amended and Restated Plan

Below is a summary of the key terms of the Fourth Amended and Restated Plan, which is qualified in its entirety by reference to the text of the Fourth Amended and Restated Plan, a copy of which is attached to this proxy statement as Appendix A.

Purpose. The purpose of the Fourth Amended and Restated Plan is to retain the services of directors, valued key employees and consultants of the Company, to encourage such persons to acquire a greater proprietary interest in the Company, thereby strengthening their incentive to achieve the objectives of the shareholders of the Company, and to serve as an aid and inducement in hiring new employees.

Types of Awards. The Fourth Amended and Restated Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and non-qualified stock options; stock appreciation rights; restricted and unrestricted stock; and restricted stock units.

Administration. The Fourth Amended and Restated Plan may be administered by the Board of Directors or a committee of the Board of Directors (the “Committee”), which may in turn delegate administrative authority to one or more executive officers of the Company. Subject to the other provisions of the Fourth Amended and Restated Plan, the Committee has the power to determine the terms and conditions of any awards granted under the Fourth Amended and Restated Plan, including but not limited to the individuals to whom awards may be granted, the type of awards, the number of shares subject to the awards and the exercisability thereof. The Committee also has authority to construe and interpret the Fourth Amended and Restated Plan; define the terms used in the Fourth Amended and Restated Plan; prescribe, amend and rescind rules relating to the Fourth Amended and Restated Plan; correct any defect, supply any omission or reconcile any inconsistency in the Fourth Amended and Restated Plan; and make all other determinations necessary or advisable for the administration of the Fourth Amended and Restated Plan. The Company’s Chief Executive Officer has been delegated authority with respect to awards to certain specified employee classifications, and the Compensation Committee of the Board serves as the Committee with respect to all other awards, including those to executives subject to limitations under Section 162(m) of the Code (“Section 162(m)”).

Stock Reserved Under the Fourth Amended and Restated Plan. The Company is authorized to grant up to a total of 2,922,809 shares of the Company’s authorized but unissued, or reacquired, common stock pursuant to awards under the Fourth Amended and Restated Plan. In the event that any outstanding award expires or is terminated for any reason, the shares of common stock allocable to the unexercised or forfeited portion of such award may again be subject to an award granted to the same awardee or to a different eligible awardee.

Eligibility. The Fourth Amended and Restated Plan provides that incentive stock options may be granted only to employees of the Company and that other awards may be granted to employees and to such other persons as the Committee shall select. No awardee shall be eligible to receive in any fiscal year awards for more than 500,000 shares of common stock (subject to adjustment as set forth in the Fourth Amended and Restated Plan in the event of a stock split, stock dividend or similar event).

Stock Options. Each stock option granted under the Fourth Amended and Restated Plan shall be evidenced by a written stock option agreement between the optionee and the Company and shall be subject to the following conditions:

(a) Exercise Price. The Committee determines the exercise price of options to purchase shares of common stock. However, the exercise price of an incentive stock option must not be less than 100% of the fair market value of the Company’s common stock on the date the option is granted (110% if issued to any optionee who owns more than 10% of the voting power of all classes of stock of the Company (a “10% Shareholder”)). The exercise price of any non-qualified stock options granted to executives subject to Section 162(m) limitations may not be less than the fair market value of the Company’s common stock on the date of grant.

(b) Value Limitation. The aggregate fair market value of all shares of common stock subject to an optionee’s incentive stock options which are exercisable for the first time during any calendar year shall not exceed $100,000, and to the extent any stock option purporting to be an incentive stock option grants an optionee the right to purchase shares with an aggregate fair market value vesting in any one calendar year in excess of $100,000, such stock option, as so determined, shall be deemed a non-qualified stock option for such excess amount. In the event the optionee holds two or more incentive stock options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such options were granted.

(c) Form of Consideration. The consideration to be paid for the shares of common stock issued upon exercise of an option shall be (i) cash; (ii) by delivery to the Company of shares of common stock previously held by the optionee; (iii) by having shares withheld from the amount of shares of common stock to be received by the optionee, subject to prior approval by the Committee; (iv) by delivery to the Company of irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price; (v) by any combination of the foregoing; or (vi) by complying with any other payment mechanism which the Committee may approve from time to time.

(d) Exercise of the Option. Each stock option agreement will specify the term of the option and the date when the option is to become exercisable. The terms of such vesting are determined by the Committee. If no vesting schedule is specified, 25% of the shares covered by each option will become subject to exercise on each anniversary of the date of grant of the option. The Fourth Amended and Restated Plan permits the Committee to accelerate the vesting of options at any time. An option is exercised by giving written notice of exercise to the Company and by tendering full payment of the exercise price to the Company. No option may be exercised for less than 100 shares; provided, however, that if the vested portion of any option is less than 100 shares, it may be exercised with respect to all shares for which it is vested. Only whole shares may be issued pursuant to an option, and to the extent that an option covers a fraction of a share, it is unexercisable.

(e) Termination of Employment. Unless the stock option agreement provides otherwise, options granted under the Fourth Amended and Restated Plan which have vested may be exercised within ninety days of the termination of an optionee’s relationship with the company (which period may be extended by the Committee until a date not later than the expiration of the option), unless such relationship ceases for cause (in which case the options shall immediately terminate) or death or disability (in which case the options shall be exercisable for a period of one year following the date of death or disability, which period may be extended by the Committee until a date not later than the expiration of the option). Vesting of options ceases as of the date of termination of an optionee’s relationship with the Company.

(f) Assignability. Options outstanding under the Fourth Amended and Restated Plan may not be sold, pledged, assigned or transferred in any manner, except by will or the laws of descent and distribution or, solely with respect to non-qualified stock options and in the sole discretion of the Committee, to immediate family members.

(g) Termination of Options. Excluding incentive stock options issued to 10% Shareholders, options granted under the Fourth Amended and Restated Plan expire on the date set forth in the option agreement (not to exceed ten years from the date of grant in the case of incentive stock options). Incentive stock options granted to 10% Shareholders expire five years from the date of grant (or such shorter period set forth in the option agreement). No option may be exercised by any person after the expiration of its term.

Stock Appreciation Rights. Stock appreciation rights (“SARs”) granted under the Fourth Amended and Restated Plan entitle the awardee to receive, subject to the provisions of the Fourth Amended and Restated Plan and the applicable agreement, a payment having an aggregate value equal to the product of (a) the excess of (i) the fair market value on the exercise date of one share of common stock over (ii) the base price per share specified in the applicable agreement, times (b) the number of shares specified by the SAR, or portion thereof, which is exercised. SARs are evidenced by agreements stating the number of shares of common stock subject to the SAR and the terms and conditions of such SAR. In no event will a SAR be exercisable more than ten years from the date it is granted. Awardees have none of the rights of a shareholder of the Company with respect to any shares of common stock represented by a SAR.

SARs may be granted either on a free-standing basis (without regard to or in addition to the grant of a stock option) or on a tandem basis (related to the grant of an underlying stock option). SARs granted in tandem with or in addition to an option may be granted either at the same time as the option or at a later time; provided, however, that a tandem SAR will not be granted with respect to any outstanding incentive stock option without the consent of the awardee. No incentive stock option may be surrendered in connection with the exercise of a tandem SAR unless the fair market value of the common stock subject to the incentive stock option is greater than the exercise price for such incentive stock option. SARs granted in tandem with options will be exercisable only to the same extent and subject to the same conditions as the options related thereto are exercisable. Additional conditions to the exercise of any such tandem SAR may be prescribed by the Committee.

Payment by the Company of the amount receivable upon any exercise of a SAR may be made by the delivery of common stock, cash, or any combination of common stock and cash, as determined in the sole discretion of the Committee from time to time. If upon settlement of the exercise of a SAR an awardee is to receive a portion of such payment in shares of common stock, the number of shares will be determined by dividing such portion by the fair market value of a share of common stock on the exercise date. No fractional shares will be used for such payment and the Committee will determine whether cash will be given in lieu of such fractional shares or whether such fractional shares will be eliminated. In the case of exercise of a tandem SAR, payment will be made in exchange for the surrender of the unexercised related option (or any portion or portions thereof which the awardee from time to time determines to surrender for this purpose).

Restricted and Unrestricted Stock Awards. Under the Fourth Amended and Restated Plan, the Company may grant, or sell at a purchase price determined by the Committee, shares of common stock subject to such restrictions and conditions determined by the Committee at the time of grant (“Restricted Stock”), which purchase price will be payable in cash or other form of consideration acceptable to the Committee. Upon execution of an agreement setting forth the Restricted Stock award and payment of any applicable purchase price, an awardee will have the rights of a shareholder of the Company with respect to the voting of the Restricted Stock, subject to such conditions contained in the applicable agreement. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the applicable agreement.

Under the Fourth Amended and Restated Plan, the Company may also grant, or sell at a purchase price determined by the Committee, shares of common stock free of any vesting restrictions (“Unrestricted Stock”). The right to receive shares of Unrestricted Stock on a deferred basis may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

Restricted Stock Units. The Fourth Amended and Restated Plan also provides for the award of restricted stock units (“RSUs”). An RSU is a bookkeeping entry representing the equivalent of one share of common stock. Awards of RSUs are evidenced by an agreement between the awardee and the Company subject to such restrictions and conditions determined by the Committee at the time of grant. Settlement of vested RSUs may be made in the form of (i) cash, (ii) shares of common stock or (iii) or any combination of cash and common stock, as determined by the Committee. RSUs represent unfunded and unsecured obligations of the Company, and a holder of RSUs has no rights other than those of a general creditor of the Company, subject to the terms and conditions of the applicable RSU agreement.

Performance Objectives. Awards under the Fourth Amended and Restated Plan may be made subject to performance objectives as well as time-vesting conditions. Such performance objectives may be established and administered in accordance with the requirements of Code Section 162(m) for awards intended to qualify as “performance-based compensation” thereunder. To the extent that performance objectives under the Fourth

Amended and Restated Plan are applied to awards intended to qualify as performance-based compensation under Code Section 162(m), such performance objectives shall be expressed in terms of one or more of the following: return on equity, return on assets, share price, market share, sales, earnings per share, costs, net earnings, net worth, inventories, cash and cash equivalents, gross margin or the Company’s performance relative to its internal business plan. Performance objectives may be in respect of the performance of the Company as a whole (whether on a consolidated or unconsolidated basis), a subsidiary, or a subdivision, operating unit, product or product line of the foregoing. Performance objectives may be absolute or relative and may be expressed in terms of a progression or a range.

Adjustment Upon Changes in Capitalization. If a change in the number or kind of issued shares of the Company occurs as a result of a stock split, reverse stock split, reclassification or certain types of mergers, consolidations, combinations, exchanges of shares or similar restructurings of the Company’s capital, the Committee will proportionally adjust the number of shares of common stock issuable upon exercise of an award under the Fourth Amended and Restated Plan, the per share exercise price or both, as well as the number of shares of common stock reserved for issuance pursuant to the Fourth Amended and Restated Plan, so as to preserve the rights of the awardee substantially proportionate to the rights of such awardee prior to such event.

Change of Control. In the event of any dissolution or liquidation of the Company, any merger, sale of substantially all of the Company’s assets and/or reorganization in which the Company is not the surviving or resulting corporation, or the acquisition by a third party of at least 30% of the Company’s outstanding capital stock through a tender offer or other exchange offer (unless such acquisition is approved by the Board of Directors), and in connection with which no assumption of or substitution of new awards for outstanding awards is made, if so provided for in the agreement representing such award, the award may become exercisable in full; provided, however, that such awards must be exercised upon or immediately prior to the effective date of such dissolution, liquidation, merger, sale, reorganization or acquisition, as applicable. After any such transaction, the Board of Directors, in its reasonable discretion, may determine that any or all outstanding awards that are unvested at the time of, or are not exercised upon consummation of, such transaction will thereafter terminate.

Indemnification of Committee. In addition to all other rights of indemnification they may have by virtue of being a member of the Board of Directors or an executive officer of the Company, members of the Committee and any executive officer to whom administrative authority is delegated under the Fourth Amended and Restated Plan shall be indemnified by the Company for all reasonable expenses and liabilities of any type or nature, including attorneys’ fees, incurred in connection with any action, suit or proceeding to which they or any of them are a party by reason of, or in connection with, the Fourth Amended and Restated Plan or any award granted under the Fourth Amended and Restated Plan, and against all amounts paid by them in settlement thereof (provided that such settlement is approved by independent legal counsel selected by the Company), except to the extent that such expenses relate to matters for which it is adjudged that such Committee member or executive officer is liable for willful misconduct.

Amendment and Termination of the Fourth Amended and Restated Plan. The Board of Directors has authority to amend, modify or discontinue the Fourth Amended and Restated Plan or modify or amend awards granted under the Fourth Amended and Restated Plan, provided that no amendment with respect to an outstanding award which has the effect of reducing the benefits afforded to the awardee may be made over the objection of the awardee, except that the events triggering acceleration of vesting of an outstanding award may be modified, expanded or eliminated without the consent of the awardee. The Fourth Amended and Restated Plan shall terminate on February 21, 2022 unless previously terminated by the Board of Directors.

Plan Benefits

The amount and timing of awards granted under the Fourth Amended and Restated Plan are determined in the sole discretion of the Committee and therefore cannot be determined in advance. The future awards that would be received under the Fourth Amended and Restated Plan by executive officers and other employees are discretionary and are therefore not determinable at this time.

Federal Tax Information

Stock Options. Stock options granted under the Fourth Amended and Restated Plan may be either incentive stock options, as defined in Section 422 of the Code, or non-qualified stock options.

An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

Stock options which do not qualify as incentive stock options are referred to as non-qualified options. An optionee will not recognize any taxable income at the time he or she is granted a non-qualified option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee. Upon disposition of such shares by the optionee, any difference between the sales price and the optionee’s purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

SARs. Holders of SARs are not subject to federal income tax upon the grant of a SAR. Upon the exercise of SARs, the amount of any cash and the fair market value as of the date of exercise of any shares of the common stock received is taxable to the awardee as ordinary income, and the Company generally will be entitled to a corresponding deduction. Upon the sale of common stock acquired by the exercise of SARs, an awardee will recognize capital gain or loss (assuming such stock was held as a capital asset) in an amount equal to the difference between the amount realized upon such sale and the fair market value of the stock on the SAR exercise date.

Restricted Stock. An awardee of Restricted Stock is generally not subject to federal income tax upon the grant of such stock. Instead, an awardee of Restricted Stock will recognize ordinary income in an amount equal to (a) the fair market value of the Restricted Stock at the time the shares become transferable or are otherwise no longer subject to a substantial risk of forfeiture (as defined in the Code), minus (b) the price, if any, paid to purchase such stock. The Company will generally be entitled to an equivalent tax deduction in the same tax year in which the awardee recognizes the ordinary income. As an alternative, an awardee may elect (not later than 30 days after acquiring the Restricted Stock) to recognize ordinary income at the time the Restricted Stock is transferred in an amount equal to the fair market value of the Restricted Stock at that time (ignoring any restrictions that will lapse) reduced by the amount paid, if any, for such shares. If an awardee makes this election, then the awardee will not recognize any additional taxable income at the time the restrictions lapse. Nevertheless, if shares in respect of which such election was made are later forfeited, the awardee will not be allowed a tax deduction for the forfeited shares, and the Company will be deemed to recognize ordinary income equal to the amount of the deduction previously allowed to the Company at the time of the election.

Unrestricted Stock. An awardee of Unrestricted Stock is generally subject to federal income tax upon the grant of such stock. The awardee will recognize ordinary income in an amount equal to the fair market value of the Unrestricted Stock at the time the shares are transferred to the awardee, minus the price, if any, paid to purchase such stock.

RSUs. An awardee of unvested RSUs that are settled upon vesting will not recognize taxable income upon the grant of such RSUs. In the year in which the RSU vests and is settled for common stock or cash, the awardee will recognize ordinary income in an amount equal to the fair market value of such common stock or cash. If, upon vesting, an RSU award is settled in installments or the recipient may defer settlement to a future fiscal year, then the RSU arrangement may be treated as deferred compensation subject to the requirements of Code Section 409A.

Code Section 409A. Any deferral of compensation may be subject to the requirements of Code Section 409A. Several forms of compensation allowed under the Fourth Amended and Restated Plan, including, but not limited to, any non-qualified stock options or SARs with an exercise price below the then fair market value per share and certain grants of Restricted Stock and RSUs, may constitute deferred compensation. If an award is treated as deferred compensation and does not otherwise qualify for an exception to Code Section 409A, then the deferred amount is generally subject to an initial election and thereafter may not be accelerated or subject to a further deferral (each subject to certain exceptions). In addition, deferred compensation subject to Code Section 409A can only be paid or settled upon certain events specified in a plan document, including a fixed date, death, disability, an unforeseeable emergency, termination of employment, or change of control. Code Section 409A may also require certain key employees to defer the receipt of separation pay for at least six months after their separation date. On an annual basis, any deferred compensation under an award that does not satisfy the requirements of Code Section 409A will, upon vesting, be currently taxable to the holder of the award and will be subject (in addition to normal income taxes) to a 20% excise tax plus interest.

Code Section 162(m). Code Section 162(m) contains special rules regarding the federal income tax deductibility of compensation paid to our Chief Executive Officer and to the other covered employees under Code Section 162(m). The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000 per executive. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if such compensation qualifies as “performance-based compensation” by complying with certain conditions imposed by Code Section 162(m) rules (including the establishment of a maximum number of shares with respect to which awards may be granted to any one employee during one fiscal year) and if the material terms of such compensation are disclosed to and approved by the shareholders (e.g., see Performance Objectives above). Because of the fact-based nature of the performance-based compensation exception under Code Section 162(m) and the limited availability of binding guidance thereunder, we cannot guarantee that the awards under the Fourth Amended and Restated Plan will qualify for exemption under Code Section 162(m). However, the Fourth Amended and Restated Plan is structured with the intention that the Committee will have the discretion to make awards under the Fourth Amended and Restated Plan that would qualify as “performance-based compensation” and be fully deductible if shareholder approval is obtained. Accordingly, we are seeking shareholder approval of the Fourth Amended and Restated Plan to comply with Code Section 162(m).

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON AWARDEES AND THE COMPANY WITH RESPECT TO AWARDS UNDER THE FOURTH AMENDED AND RESTATED PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE INTERNAL REVENUE CODE. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE AWARDEE’S DEATH OR THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE AWARDEE MAY RESIDE.

PROPOSAL THREE

RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s Independent Auditors

The independent registered public accounting firm of Moss Adams LLP (“Moss Adams”) has acted as the Company’s auditor since May 2006 and has audited the Company’s financial statements for the years ending December 31, 2011 and 2010. Moss Adams is responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States and issuing a report on its audit. A representative of Moss Adams is expected to be present at the Annual Meeting, where he or she will have the opportunity to make a statement and to respond to appropriate questions.

The Audit Committee’s Charter provides that it shall have the sole authority and responsibility to select, evaluate and, if necessary, replace the Company’s independent registered public accounting firm. The Audit Committee has selected Moss Adams as the Company’s independent registered public accounting firm for the year ending December 31, 2012.

The Audit Committee pre-approves all audit and non-audit services performed by the Company’s auditor and the fees to be paid in connection with such services in order to assure that the provision of such services does not impair the auditor’s independence. Unless the Audit Committee provides general pre-approval of a service to be provided by the auditor and the related fees, the service and fees must receive specific pre-approval from the Audit Committee.

The Company is asking the shareholders to ratify the appointment of Moss Adams as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2012. While the Audit Committee will consider the outcome of the shareholder vote, it is not binding. If the shareholders do not ratify this appointment, the Audit Committee will, at its discretion, determine whether to continue with Moss Adams or recommend and appoint a different independent registered public accounting firm.

Audit Fees

Moss Adams billed the Company for audit fees of $257,855 and $240,519 during the years ended December 31, 2011 and 2010, respectively. These audit fees related to professional services rendered in connection with the audit of the Company’s annual consolidated financial statements, the reviews of the consolidated financial statements included in each of the Company’s quarterly reports on Form 10-Q and accounting services that relate to the audited consolidated financial statements and are necessary to comply with generally accepted auditing standards.

Audit-Related Fees

There were no fees billed for fiscal years 2011 or 2010 for assurance and related services by Moss Adams that were reasonably related to the performance of its audit of our financial statements and not reported under the caption “Audit Fees.”

Tax Fees

There were no fees billed for fiscal years 2011 or 2010 for tax compliance, tax advice or tax planning services rendered to the Company by Moss Adams.

All Other Fees

Moss Adams billed the Company $4,000 for fees related to acquisition accounting consultation and evaluation of the valuation report of the acquisition target during the year ended December 31, 2011. Moss

Adams billed the company $5,000 for an audit of certain general and administrative related expenses during the year ended December 31, 2011 related to an international tax credit.

Moss Adams billed the Company $7,000 for fiscal year 2010 in connection with the SEC’s review of our Annual Report on Form 10-K for the year ended December 31, 2009.

Audit Committee Report

In connection with the Company’s financial statements for the fiscal year ended December 31, 2011, the Audit Committee has:

•	Reviewed and discussed the audited financial statements with management;

•

Discussed with the Company’s independent registered public accounting firm, Moss Adams LLP, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•

Received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

Based upon these reviews and discussions, the Audit Committee approved the Company’s audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 filed with the Securities and Exchange Commission.

Submitted by the Audit Committee:

Elwood D. Howse, Jr., Chair

Elliott H. Jurgensen, Jr.

Scot E. Land

Vote Required

The ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm requires that the votes cast in favor of the proposal exceed the votes cast against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012.

OTHER MATTERS

Shareholder Communications with the Board of Directors and Board Attendance at Annual Shareholder Meetings

Our shareholders may, at any time, communicate in writing with any member or group of members of the Board of Directors by sending such written communication to the attention of the Secretary of the Company by regular mail to our principal executive offices, email to investorrelations@bsquare.com or facsimile at 425-519-5998. Copies of written communications received by the Secretary of the Company will be provided to the relevant director(s) unless such communications are considered, in the reasonable judgment of the Secretary of the Company, to be improper for submission to the intended recipient(s). Examples of shareholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Company or our business, or communications that relate to improper or irrelevant topics.

The Chairperson of the Board of Directors is expected to make all reasonable effort to attend the Company’s annual shareholder meeting in person. If the Chairperson is unable to attend an annual shareholder meeting for any reason, at least one other member of the Board of Directors is expected to attend in person. Other members of the Board of Directors are expected to attend the Company’s annual shareholder meeting in person if reasonably possible. Messrs. Crowley, Howse, Jurgensen and Savoy and Ms. VanderMeulen attended the 2011 Annual Meeting of Shareholders.

Transaction of Other Business

The Board of Directors of the Company knows of no other matters to be submitted at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies will be voted in respect thereof as the proxy holders deem advisable.

Annual Report to Shareholders and Form 10-K

Our Annual Report to Shareholders for the year ended December 31, 2011 (which is not a part of our proxy solicitation materials) is being mailed to our shareholders with this proxy statement. A copy of our Annual Report on Form 10-K for the year ended December 31, 2011, without exhibits, is included with the Annual Report to Shareholders.

By Order of the Board of Directors

Scott C. Mahan

Vice President, Finance & Operations,

Chief Financial Officer, Secretary and Treasurer

Bellevue, Washington

May 4, 2012

Appendix A

BSQUARE CORPORATION

FOURTH AMENDED AND RESTATED

STOCK PLAN

BSQUARE CORPORATION

FOURTH AMENDED AND RESTATED

STOCK PLAN

1.	DEFINITIONS.

Capitalized terms not defined elsewhere in the Plan shall have the following meanings (whether used in the singular or plural).

(a)	“Agreement” means a written agreement approved by the Committee evidencing Awards granted under the Plan.

(b)	“Approved Transaction” means

(i)	a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of Common Stock for the account of the Company to the public with aggregate proceeds paid to the Company of not less than $10,000,000 (after the deduction of underwriting commissions and offering expenses);

(ii)	the acquisition of the Company by another entity by means of merger, consolidation or other transaction or series of related transactions resulting in the exchange of the outstanding shares of the Company for securities of, or consideration issued, or caused to be issued by, the acquiring entity or any of its affiliates, provided, that after such event the shareholders of the Company immediately prior to the event own less than a majority of the outstanding voting equity securities of the surviving entity immediately following the event;

(iii)	any liquidation or dissolution of the Company; and

(iv)	any sale, lease, exchange or other transfer not in the ordinary course of business (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company.

(c)	“Award” means any award granted under the Plan, including Options, Stock Awards, Restricted Stock Units and SARs.

(d)	“Awardee” means any person to whom an Award is granted under the Plan (as well as any permitted transferee of an Award).

(e)	“Board” means the Board of Directors of the Company.

(f)	“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific section of the Code shall include any successor section.

(g)	“Committee” shall mean the Board, or the committee appointed by the Board pursuant to Section 3(b) of the Plan, if it is administering the Plan.

(h)	“Common Stock” means the Common Stock, no par value, of the Company.

(i)	“Company” means BSQUARE CORPORATION, a Washington corporation.

(j)	“Control Purchase” means any transaction (or series of related transactions) in which any person, corporation or other entity (including any “person” as defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act, but excluding the Company and any employee benefit plan sponsored by the Company):

(i)	purchases any Common Stock (or securities convertible into Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer unless by the terms of such offer the offeror, upon consummation thereof, would be the “beneficial owner” (as that term is defined in Rule 13d-3 under the Exchange Act) of less than 30% of the shares of Common Stock then outstanding; or

(ii)	becomes the “beneficial owner,” directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the then outstanding securities of the

Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) under the Exchange Act in the case of rights to acquire the Company’s securities);

provided, however, that the foregoing shall not constitute a Control Purchase if the transactions or related transactions received the prior approval of a majority of all of the directors of the Company, excluding for such purpose the votes of directors who are directors or officers of, or have a material financial interest in any Person (other than the Company) who is a party to the event specified in either clauses (i) or (ii).

(k)	“Covered Employee” has the meaning given to it by Section 162(m)(3) of the Code.

(l)	“Date of Grant” means that date the Committee has deemed to be the effective date of the Award for purposes of the Plan.

(m)	“Disability” means any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months that renders the Awardee unable to engage in any substantial gainful activity.

(n)	“Effective Date” means at the time specified in the resolutions of the Board adopting the Plan.

(o)	“Employees” means individuals employed by the Company or a Related Corporation.

(p)	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific section of the Exchange Act shall include any successor section.

(q)	“Executive Officer” shall be defined in Section 3(d).

(r)	“Fair Market Value” means, if the Common Stock is publicly traded, the last sales price (or, if no last sales price is reported, the average of the high bid and low asked prices) for a share of Common Stock on that day (or, if that day is not a trading day, on the next preceding trading day), as reported by the principal exchange on which the Common Stock is listed, or, if the Common Stock is publicly traded but not listed on an exchange, as reported by The Nasdaq Stock Market, or if such prices or quotations are not reported by The Nasdaq Stock Market, as reported by any other available source of prices or quotations selected by the Committee. If the Common Stock is not publicly traded or if the Fair Market Value is not determinable by any of the foregoing means, the Fair Market Value on any day shall be determined in good faith by the Committee on the basis of such considerations as the Committee deems important.

(s)	“Immediate Family Member” means a spouse, children or grandchildren of the Optionee.

(t)	“Incentive Stock Option” means an Option that is an incentive stock option within the meaning of Section 422 of the Code.

(u)	“Non-Employee Director” has the meaning given to it by Rule 16b-3 promulgated under the Exchange Act of 1934.

(v)	“Non-Insiders” has the meaning given to by Section 162(m)(3) of the Code.

(w)	“Non-Qualified Stock Option” means an Option that is not an Incentive Stock Option.

(x)	“Option” means an option with respect to shares of Common Stock awarded pursuant to Section 6.

(y)	“Optionee” means any person to whom an Option is granted under the Plan (as well as any permitted transferee of an Option).

(z)	“Outside Director” has the meaning given to it by the regulations promulgated under Section 162(m) of the Code.

(aa)	“Plan” means the BSQUARE CORPORATION Fourth Amended and Restated Stock Plan.

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(bb)	“Qualified Performance-Based Compensation” has the meaning given to it by the regulations promulgated under Section 162(m) of the Code.

(cc)	“Related Corporation” means any corporation (other than the Company) that is a “parent corporation” of the Company or “subsidiary corporation” of the Company, as defined in Sections 424(e) and 424(f), respectively, of the Code.

(dd)	“Restricted Stock Awards” means Awards granted pursuant to Section 8.

(ee)	“Restricted Stock Unit” means a bookkeeping entry representing the equivalent of one share of Common Stock, as awarded under the Plan.

(ff)	“SARs” means Awards granted pursuant to Section 7.

(gg)	“Section 16 Insiders” means individuals who are subject to Section 16(b) of the Exchange Act with respect to the Common Stock.

(hh)	“Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor statute or statutes thereto. References to any specific section of the Securities Act shall include any successor section.

(ii)	“Stock Awards” means Restricted and Unrestricted Stock Awards granted pursuant to Sections 8 and 9, respectively.

(jj)	“Ten Percent Shareholder” means a person who owns more than ten percent of the total combined voting power of the Company or any related corporation as determined with reference to Section 424(d) of the Code.

(kk)	“Unrestricted Stock Awards” means Awards granted pursuant to Section 9.

2.	PURPOSES.

The purposes of the Plan are to retain the services of directors, valued key employees and consultants of the Company and such other persons as the Committee shall select in accordance with Section 4, to encourage such persons to acquire a greater proprietary interest in the Company, thereby strengthening their incentive to achieve the objectives of the shareholders of the Company, and to serve as an aid and inducement in hiring new employees and to provide an equity incentive to directors, consultants and other persons selected by the Committee.

3.	ADMINISTRATION.

(a)	Committee.

The Plan shall be administered by the Board unless the Board appoints a separate committee of the board to administer the Plan pursuant to Section 3(b) below. A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members of the Committee and any action so taken shall be fully effective as if it had been taken at a meeting.

(b)	Appointment of Committee.

The Board may appoint a committee consisting of two or more of its members to administer the Plan. The Board shall consider whether a director is (i) an Outside Director and (ii) a Non-Employee Director when appointing any such Committee and shall appoint solely two or more individuals who qualify as Outside Directors if the Board intends for compensation attributable to Options to be Qualified Performance-Based Compensation. The Committee shall have the powers and authority vested in the Board hereunder (including the power and authority to interpret any provision of the Plan or of any Option). The members of any such Committee shall serve at the pleasure of the Board.

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(c)	Powers; Regulations.

Subject to the provisions of the Plan, and with a view to effecting its purpose, the Committee shall have sole authority, in its absolute discretion, to:

(i)	construe and interpret the Plan;

(ii)	define the terms used in the Plan;

(iii)	prescribe, amend and rescind rules and regulations relating to the Plan;

(iv)	correct any defect, supply any omission or reconcile any inconsistency in the Plan;

(v)	grant Awards under the Plan;

(vi)	determine the individuals to whom Awards shall be granted under the Plan and the type of Award;

(vii)	determine the time or times at which Awards shall be granted under the Plan;

(viii)	determine the number of shares of Common Stock subject to each Award, the exercise price of each Award, the duration of each Award and the times at which each Award shall become exercisable;

(ix)	determine all other terms and conditions of Awards; and

(x)	make all other determinations necessary or advisable for the administration of the Plan.

All decisions, determinations and interpretations made by the Committee shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries.

(d)	Delegation to Executive Officer.

The Committee may by resolution delegate to one or more executive officers (the “Executive Officer”) of the Company the authority to grant Awards under the Plan to consultants and employees of the Company who, at the time of grant, are not Section 16 Insiders nor Covered Employees; provided, however, that the authority delegated to the Executive Officer under this Section 3 shall not exceed that of the Committee under the provisions of the Plan and shall be subject to such limitations, in addition to those specified in this Section 3, as may be specified by the Committee at the time of delegation.

4.	ELIGIBILITY.

Incentive Stock Options may be granted to any individual who, at the time such Options are granted, is an Employee, including Employees who are also directors of the Company. Other Awards may be granted to Employees and to such other persons as the Committee shall select. Awards may be granted in substitution for outstanding options or equity-based awards of another corporation in connection with the merger, consolidation, acquisition of property or stock or other reorganization between such other corporation and the Company or any subsidiary of the Company. At such point as the Company first becomes subject to the periodic reporting requirements of Section 12 of the Exchange Act, no person shall be eligible to receive in any fiscal year Awards for more than 500,000 shares of Common Stock (subject to adjustment as set forth herein).

5.	STOCK.

The Company is authorized to grant up to a total of 2,922,809 shares of the Company’s authorized but unissued, or reacquired, Common Stock pursuant to Awards under the Plan. The number of shares with respect to which Awards may be granted hereunder (including the amount of the annual increase described in this Section 5) is subject to adjustment as set forth herein. In the event that any outstanding Award expires or is terminated for any reason, the shares of Common Stock allocable to the unexercised or forfeited portion of such

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Award may again be subject to an Award granted to the same Awardee or to a different person eligible under Section 4; provided, however, that any expired or terminated Awards will be counted against the maximum number of shares with respect to which Awards may be granted to any particular person as set forth in Section 4.

6.	TERMS AND CONDITIONS OF OPTIONS.

Each Option granted under the Plan shall be evidenced by an Agreement. Agreements may contain such provisions, not inconsistent with the Plan, as the Committee or Executive Officer, in its discretion, may deem advisable. All Options also shall comply with the following requirements:

(a)	Number of Shares and Type of Option.

Each Agreement shall state the number of shares of Common Stock to which it pertains and whether the Option is intended to be an Incentive Stock Option or a Non-Qualified Stock Option. In the absence of action to the contrary by the Committee or Executive Officer in connection with the grant of an Option, all Options shall be Non-Qualified Stock Options. The aggregate Fair Market Value (determined at the Date of Grant) of the Common Stock with respect to which the Incentive Stock Options granted to the Optionee and any incentive stock options granted to the Optionee under any other stock option plan of the Company, any Related Corporation or any predecessor corporation are exercisable for the first time by the Optionee during any calendar year shall not exceed $100,000, or such other limit as may be prescribed by the Code. If

(i)	an Optionee holds one or more Incentive Stock Options under the Plan (and/or any incentive stock options under any other stock option plan of the Company, any Related Corporation or any predecessor corporation), and

(ii)	the aggregate Fair Market Value of the shares of Common Stock with respect to which, during any calendar year, such Options become exercisable for the first time exceeds $100,000 (said value to be determined as provided above), then such Option or Options are intended to qualify under Section 422 of the Code with respect to the maximum number of such shares as can, in light of the foregoing limitation, be so qualified, with the shares so qualified to be the shares subject to the Option or Options earliest granted to the Optionee. If an Option that would otherwise qualify as an Incentive Stock Option becomes exercisable for the first time in any calendar year for shares of Common Stock that would cause such aggregate Fair Market Value to exceed $100,000, then the portion of the Option in respect of such shares shall be deemed to be a Non-Qualified Stock Option.

(b)	Date of Grant.

Each Agreement shall state the Date of Grant.

(c)	Option Price.

Each Agreement shall state the price per share of Common Stock at which it is exercisable. The exercise price shall be fixed by the Committee or Executive Officer at whatever price the Committee or Executive Officer may determine in the exercise of its sole discretion; provided, however, that the per share exercise price for an Incentive Stock Option shall not be less than the Fair Market Value at the Date of Grant; provided further, that with respect to Incentive Stock Options granted to Ten Percent Shareholders of the Company, the per share exercise price shall not be less than 110 percent (110%) of the Fair Market Value at the Date of Grant; and, provided further, that Options granted in substitution for outstanding options of another corporation in connection with the merger, consolidation, acquisition of property or stock or other reorganization involving such other corporation and the Company or any subsidiary of the Company may be granted with an exercise price equal to the exercise price for the substituted option of the other corporation, subject to any adjustment consistent with the terms of the transaction pursuant to which the substitution is to occur.

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(d)	Duration of Options.

On the Date of Grant, the Committee or Executive Officer shall designate, subject to Section 6(g), the expiration date of the Option, which date shall not be later than ten (10) years from the Date of Grant in the case of Incentive Stock Options; provided, however, that the expiration date of any Incentive Stock Option granted to a Ten Percent Shareholder shall not be later than five (5) years from the Date of Grant. In the absence of action to the contrary by the Committee in connection with the grant of an Option, and except in the case of Incentive Stock Options granted to Ten Percent Shareholders, all Options granted under this Section 6 shall expire ten (10) years from the Date of Grant.

(e)	Vesting Schedule and Exercisability of Options

No Option shall be exercisable until it has vested. The vesting schedule for each Option shall be specified by the Committee or Executive Officer at the time of grant of the Option; provided, however, that if no vesting schedule is specified at the time of grant, the Option shall be vested according to the following schedule:

Number of Years of Continuous Employment With the Company Following Grant Date	Portion of Total Option Which Will Become Vested
1	25%
2	50%
3	75%
4	100%

The Committee or Executive Officer may specify a vesting schedule for all or any portion of an Option based on the achievement of performance objectives established in advance of the commencement by the Optionee of services related to the achievement of the performance objectives. Performance objectives shall be expressed in terms of one or more of the following: return on equity, return on assets, share price, market share, sales, earnings per share, costs, net earnings, net worth, inventories, cash and cash equivalents, gross margin or the Company’s performance relative to its internal business plan. Performance objectives may be in respect of the performance of the Company as a whole (whether on a consolidated or unconsolidated basis), a Related Corporation, or a subdivision, operating unit, product or product line of the foregoing. Performance objectives may be absolute or relative and may be expressed in terms of a progression or a range. An Option which is exercisable (in whole or in part) upon the achievement of one or more performance objectives may be exercised only upon completion of the following process: (a) the Optionee must deliver written notice to the Company that the performance objective has been achieved and demonstrating, if necessary, how the objective has been satisfied, (b) within 45 days after receipt of such notice, the Committee will make a good faith determination whether such performance objective has been achieved and deliver written notice to the Optionee detailing the results of such determination; if the Company fails to respond with such 45-day period, then the performance objective shall be presumed to have been achieved and (c) upon receipt of written notice from the Company that the performance objective has been achieved (or upon expiration of such 45-day period without a determination by the Company), the Optionee may exercise the Option; upon receipt of written notice from the Company that the performance objective has not been achieved, the Optionee shall have 15 days to appeal the Company’s determination and the Company shall have 15 days after the receipt of such appeal to consider the issues presented by the Optionee and make a determination on the appeal, which determination shall be conclusive and binding on the Optionee.

(f)	Acceleration of Vesting.

Except to the extent that such acceleration would render unavailable “pooling of interests” accounting treatment for any reorganization, merger or consolidation of the Company, the vesting of one or more outstanding Options may be accelerated by the Board at such times and in such amounts as it shall determine in its sole discretion.

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(g)	Term of Option.

Any vested Option granted to an Optionee shall terminate, to the extent not previously exercised, upon the occurrence of the first of the following events:

(i)	as designated by (x) the Board in accordance with Section 6(n) hereof or (y) the Committee or the Executive Officer in accordance with Section 6(d) hereof;

(ii)	the date of the Optionee’s termination of employment or contractual relationship with the Company or any Related Corporation for cause (as determined in the sole discretion of the Committee);

(iii)	the expiration of ninety (90) days from the date of the Optionee’s termination of employment or contractual relationship with the Company or any Related Corporation for any reason whatsoever other than cause, death or Disability unless the exercise period is extended by the Committee a date not later than the expiration date of the Option;

(iv)	the expiration of one year from (A) the date of death of the Optionee or (B) cessation of the Optionee’s employment or contractual relationship by reason of Disability unless the exercise period is extended by the Committee until a date not later than the expiration date of the Option; or

(v)	any other event specified by the Committee at the time of grant of the Option.

If an Optionee’s employment or contractual relationship is terminated by death, any Option granted to the Optionee shall be exercisable only by the person or persons to whom such Optionee’s rights under such Option shall pass by the Optionee’s will or by the laws of descent and distribution of the state or county of the Optionee’s domicile at the time of death. The Committee shall determine whether an Optionee has incurred a Disability on the basis of medical evidence reasonably acceptable to the Committee. Upon making a determination of Disability, the Committee shall, for purposes of the Plan, determine the date of an Optionee’s termination of employment or contractual relationship.

Unless accelerated in accordance with Section 6(f), any unvested Option granted to an Optionee shall terminate immediately upon termination of employment of the Optionee by the Company for any reason whatsoever, including death or Disability. For purposes of the Plan, transfer of employment between or among the Company and/or any Related Corporation shall not be deemed to constitute a termination of employment with the Company or any Related Corporation. For purposes of this subsection with respect to Incentive Stock Options, employment shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Committee). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first ninety (90) days of such leave, unless the Optionee’s re-employment rights are guaranteed by statute or by contract.

(h)	Exercise of Options.

If less than all of the shares included in an Option are purchased, the remainder may be purchased at any subsequent time prior to the expiration date with respect to, or the termination of, the Option. No portion of any Option may be exercised for less than one hundred (100) shares (as adjusted pursuant to Section 6(m)); provided, however, that if the Option is less than one hundred (100) shares, it may be exercised with respect to all shares for which it is vested. Only whole shares may be issued upon exercise of an Option, and to the extent that an Option covers less than one (1) share, it is unexercisable.

An Option or any portion thereof may be exercised by giving written notice to the Company upon such terms and conditions as the Agreement evidencing the Option may provide and in accordance with such other procedures for the exercise of an Option as the Committee may establish from time to time. Such notice shall be accompanied by payment in the amount of the aggregate exercise price for such shares, which payment shall be

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in the form specified in Section 6(i). The Company shall not be obligated to issue, transfer or deliver a certificate of Common Stock to the holder of any Option until provision has been made by the holder, to the satisfaction of the Company, for the payment of the aggregate exercise price for all shares for which the Option shall have been exercised and for satisfaction of any tax withholding obligations associated with such exercise. Options granted to an Optionee are, during the Optionee’s lifetime, exercisable only by the Optionee or a transferee who takes title to the Option in the manner permitted by Section 6(k).

(i)	Payment upon Exercise of Option.

Upon the exercise of an Option, the Optionee shall pay to the Company the aggregate exercise price therefor in cash, by certified or cashier’s check. In addition, such Optionee may pay for all or any portion of the aggregate exercise price by complying with one or more of the following alternatives:

(1) by delivering to the Company whole shares of Common Stock then owned by such Optionee, or, subject to the prior approval of the Committee, by the Company withholding whole shares of Common Stock otherwise issuable to the Optionee upon exercise of the Option, which shares of Common Stock received or withheld shall be valued for such purpose at their Fair Market Value on the date of exercise.

(2) by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price;

(3) by any combination of the foregoing methods of payment; or

(4) by complying with any other payment mechanism, including through the execution of a promissory note, as may be permitted for the issuance of equity securities under applicable securities and other laws and approved by the Committee at the time of exercise.

(j)	Rights as a Shareholder.

An Optionee shall have no rights as a shareholder with respect to any shares of Common Stock issuable upon exercise of the Option until such holder becomes a record holder of such shares. Subject to the provisions of Sections 6(m), no rights shall accrue to an Optionee and no adjustments shall be made on account of dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights declared on, or created in, the Common Stock for which the record date is prior to the date such Optionee becomes a record holder of the shares of Common Stock issuable upon exercise of such Option.

(k)	Transfer of Option.

Options granted under the Plan and the rights and privileges conferred by the Plan may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will, by applicable laws of descent and distribution or pursuant to a domestic relations order (as defined in the Code or Title I of the Employment Retirement Income Security Act of 1974 or the rules or regulations thereunder), and shall not be subject to execution, attachment or similar process; provided, however, that solely with respect to Non-Qualified Stock Options, the Committee may, in its discretion, authorize all or a portion of the Options to be granted to an Optionee to be on terms which permit transfer by such Optionee to:

(i)	Immediate Family Members,

(ii)	a trust or trusts for the exclusive benefit of such Immediate Family Members, or

(iii)	a partnership in which such Immediate Family Members are the only partners, provided that:

(x)	there may be no consideration for any such transfer,

(y)	the Agreement evidencing such Options must be approved by Committee, and must expressly provide for transferability in a manner consistent with this Section, and

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(z)	subsequent transfers of transferred Options shall be prohibited other than by will, by applicable laws of descent and distribution or pursuant to a domestic relations order (as defined in the Code or Title I of the Employment Retirement Income Security Act of 1974 or the rules or regulations thereunder).

Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 6(l)(2), the term “Optionee” shall be deemed to refer to the initial transferor. The events of termination of employment of Section 6(g) shall continue to be applied with respect to the original Optionee, following which the options shall be exercisable by the transferee only to the extent, and for the periods, specified in Section 6(g). Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any Option or of any right or privilege conferred by the Plan contrary to the provisions hereof, or upon the sale, levy or any attachment or similar process upon the rights and privileges conferred by the Plan, such Option shall thereupon terminate and become null and void.

(l)	Securities Regulation and Tax Withholding.

(1) No shares of Common Stock shall be issued upon exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act, the Exchange Act, the rules and regulations thereunder and the requirements of any stock exchange upon which such shares may then be listed, and such issuance shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of such shares. The inability of the Company to obtain from any regulatory body the authority deemed by the Company to be necessary for the lawful issuance and sale of any shares under the Plan, or the unavailability of an exemption from registration for the issuance and sale of any shares under the Plan, shall relieve the Company of any liability with respect to the non-issuance or sale of such shares.

As long as the Common Stock is not registered under the Exchange Act, the Company intends that all offers and sales of Options and shares of Common Stock issuable upon exercise of Options shall be exempt from registration under the provisions of Section 5 of the Securities Act, and the Plan shall be administered in a manner so as to preserve such exemption. The Company also intends that the Plan shall constitute a written compensatory benefit plan, within the meaning of Rule 701(b) promulgated under the Securities Act, and that each Option granted pursuant to the Plan at a time when the Common Stock is not registered under the Exchange Act shall, unless otherwise specified by the Committee at the time the Option is granted or at any time thereafter, be granted in reliance on the exemption from the registration requirements of Section 5 of the Securities Act provided by Rule 701.

As a condition to the exercise of an Option, the Committee may require the Optionee to represent and warrant in writing at the time of such exercise that the shares of Common Stock issuable upon exercise of the Option are being purchased only for investment and without any then-present intention to sell or distribute such shares. At the option of the Committee, a stop-transfer order against such shares may be placed on the stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided stating that such transfer is not in violation of any applicable law or regulation, may be stamped on the certificates representing such shares in order to assure an exemption from registration. The Committee also may require such other documentation as it shall, in its discretion, deem necessary from time to time to comply with federal and state securities laws. THE COMPANY HAS NO OBLIGATION TO UNDERTAKE REGISTRATION OF ANY OPTION OR ANY SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF ANY OPTION.

(2) The Optionee shall pay to the Company by certified or cashier’s check, promptly upon exercise of the Option or, if later, the date that the amount of such obligations becomes determinable, all applicable federal, state, local and foreign withholding taxes that the Committee, in accordance with the applicable rules and

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regulations, determines to result from the exercise of the Option or from a transfer or other disposition of shares of Common Stock acquired upon exercise of the Option or otherwise related to the Option or shares of Common Stock acquired upon exercise of the Option, which determination by the Committee of the amount due shall be binding upon the Optionee. Upon approval of the Committee, such Optionee may satisfy such obligation by complying with one or more of the following alternatives selected by the Committee:

(A) by delivering to the Company whole shares of Common Stock then owned by such Optionee, or by the Company withholding whole shares of Common Stock otherwise issuable to the Optionee upon exercise of the Option, which shares of Common Stock received or withheld shall have a Fair Market Value on the date of exercise (as determined by the Committee in good faith) equal to the tax obligation to be paid by such Optionee upon such exercise;

(B) by executing appropriate loan documents approved by the Committee by which such Optionee borrows funds from the Company to pay the withholding taxes due under this Section 6(l)(2), with such repayment terms as the Committee shall select;

(C) by any combination of the foregoing methods of payment; or

(D) by complying with any other payment mechanism as may be permitted for the issuance of equity securities under applicable securities and other laws and approved by the Committee from time to time.

(3) The issuance, transfer or delivery of certificates of Common Stock pursuant to the exercise of an Option may be delayed, at the discretion of the Committee, until the Committee is satisfied that the applicable requirements of the federal and state securities laws and the withholding provisions of the Code have been met.

(m)	Stock Split, Reorganization or Liquidation.

(1) Upon the occurrence of any of the following events, the Committee shall, with respect to each outstanding Option, proportionately adjust the number of shares of Common Stock issuable upon exercise of such Option, the per share exercise price or both so as to preserve the rights of the Optionee substantially proportionate to the rights of such Optionee prior to such event, and to the extent that such action shall include an increase or decrease in the number of shares of Common Stock issuable upon exercise of outstanding Options, the number of shares available under Section 5 (including the amount of the annual increase in the number of shares reserved for issuance described in Section 5) shall automatically be increased or decreased, as the case may be, proportionately, without further action on the part of the Committee, the Company, the Company’s shareholders, or any Optionee:

(i)	the Company shall at any time be involved in a transaction described in Section 424(a) of the Code (or any successor provision) or any “corporate transaction” described in the regulations promulgated thereunder;

(ii)	the Company subdivides its outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock dividend, stock split, reclassification or otherwise) or combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock (by reverse stock split, reclassification or otherwise); or

(iii)	any other event with substantially the same effect shall occur.

(2) If the Company shall at any time declare an extraordinary dividend with respect to the Common Stock, whether payable in cash or other property, or is involved in any recapitalization, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock, or other similar event (including a merger or consolidation other than one that constitutes an Approved Transaction), the Committee may, in the exercise of its sole discretion and with respect to each outstanding Option, proportionately adjust the number of shares of Common Stock issuable upon exercise of such Option, the per share exercise price or both so as to

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preserve the rights of the Optionee substantially proportionate to the rights of such Optionee prior to such event, and to the extent that such action shall include an increase or decrease in the number of shares of Common Stock issuable upon exercise of outstanding Options, the number of shares available under Section 5 of the Plan shall automatically be increased or decreased, as the case may be, proportionately, without further action on the part of the Committee, the Company, the Company’s shareholders, or any Optionee.

(3) The foregoing adjustments shall be made by the Committee or by the applicable terms of any assumption or substitution document.

(4) With respect to the foregoing adjustments, the number of shares subject to an Option shall always be a whole number. The Committee may, if deemed appropriate, provide for a cash payment to any Optionee in connection with any adjustment made pursuant to this Section 6(m).

(5) The grant of an Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, consolidate or dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

(n)	Approved Transactions; Control Purchase.

In the event of any Approved Transaction or Control Purchase, if so provided for in the Agreement representing such Option, an Option may become exercisable in full in respect of the aggregate number of shares thereunder effective upon the Control Purchase or immediately prior to consummation of the Approved Transaction. In the case of an Approved Transaction, the Company shall provide notice of the pendency of the Approved Transaction at least fifteen (15) days prior to the expected date of consummation thereof to each Optionee entitled to acceleration. Each such Optionee shall thereupon be entitled to exercise the vested portion of the Option at any time prior to consummation of the Approved Transaction or immediately following the Control Purchase. Any such exercise shall be contingent on such consummation.

Following consummation of the Approved Transaction or Control Purchase, and until such Option is terminated pursuant to Section 6(g) hereof, any vested portion of Options that are not exercised shall remain exercisable, and any unvested portions of any Options shall remain in effect and continue to vest in accordance with the vesting schedule specified at the time of grant, and upon such vesting shall become exercisable. Notwithstanding the foregoing, in its reasonable discretion, the Board may determine that any or all outstanding Options that are unvested at the time of, or are not exercised upon consummation of, the Approved Transaction or Control Purchase shall thereafter terminate, provided that, in making such determination, the Board shall consider the best interests of the Optionees, the Company and its shareholders, and will make such determination only if the action to be taken, in the opinion of the Board, is appropriate in light of the circumstances under which such determination is made.

Moreover, except to the extent that such determination would render unavailable “pooling of interests” accounting treatment for any reorganization, merger or consolidation of the Company, the Board may take, or make effective provision for the taking of, such action as in the opinion of the Board is equitable and appropriate in order to substitute new stock options for any or all outstanding Options that do not become exercisable on an accelerated basis, or to assume such Options (which assumption may be effected by any means determined by the Board, in its discretion, including, but not limited to, by a cash payment to each Optionee, in cancellation of the Options held by him or her, of such amount as the Board determines, in its sole discretion, represents the then value of the Options) and in order to make such new stock options or assumed Options, as nearly as practicable, equivalent to the old Options, taking into account, to the extent applicable, the kind and amount of securities, cash or other assets into or for which the Common Stock may be changed, converted or exchanged in connection with the Approved Transaction.

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7.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

(a)	Award of Stock Appreciation Rights.

Stock appreciation rights (“SARs”) may be granted to eligible participants, either on a free-standing basis (without regard to or in addition to the grant of an Option) or on a tandem basis (related to the grant of an underlying Option). SARs granted in tandem with or in addition to an Option may be granted either at the same time as the Option or at a later time; provided, however, that a tandem SAR shall not be granted with respect to any outstanding Incentive Stock Option without the consent of the Awardee. SARs shall be evidenced by Agreements stating the number of shares of Common Stock subject to the SAR evidenced thereby and the terms and conditions of such SAR. In no event shall a SAR be exercisable more than ten years from the date it is granted. The Awardee shall have none of the rights of a shareholder of the Company with respect to any shares of Common Stock represented by a SAR.

(b)	Restrictions of Tandem SARs.

No Incentive Stock Option may be surrendered in connection with the exercise of a tandem SAR unless the Fair Market Value of the Common Stock subject to the Incentive Stock Option is greater than the exercise price for such Incentive Stock Option. SARs granted in tandem with Options shall be exercisable only to the same extent and subject to the same conditions as the Options related thereto are exercisable. Additional conditions to the exercise of any such tandem SAR may be prescribed.

(c)	Amount of Payment Upon Exercise of SARs.

A SAR shall entitle the Awardee to receive, subject to the provisions of the Plan and the applicable Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the applicable Agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. In the case of exercise of a tandem SAR, such payment shall be made in exchange for the surrender of the unexercised related Option (or any portion or portions thereof which the Awardee from time to time determines to surrender for this purpose).

(d)	Form of Payment Upon Exercise of SARs.

Payment by the Company of the amount receivable upon any exercise of a SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Committee from time to time. If upon settlement of the exercise of a SAR an Awardee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Committee shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

8.	RESTRICTED STOCK AWARDS.

(a)	Nature of Restricted Stock Awards.

A Restricted Stock Award is an Award pursuant to which the Company may, in its sole discretion, grant or sell, at such purchase price as determined by the Committee, in its sole discretion, shares of Common Stock subject to such restrictions and conditions as the Committee may determine at the time of grant (“Restricted Stock”), which purchase price shall be payable in cash or other form of consideration acceptable to the Committee. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and Awardees.

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(b)	Rights as a Shareholder.

Upon execution of an Agreement setting forth the Restricted Stock Award and payment of any applicable purchase price, an Awardee shall have the rights of a shareholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the applicable Agreement. Unless the Committee shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 8(d) below, and the Awardee shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank.

(c)	Restrictions.

Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the applicable Agreement. If an Awardee’s employment (or other service relationship) with the Company terminates under the conditions specified in the applicable Agreement, or upon such other event or events as may be stated in the applicable Agreement, the Company or its assigns shall have the right or shall agree, as may be specified in the applicable Agreement, to repurchase some or all of the shares of Common Stock subject to the Award at such purchase price as is set forth in such instrument.

(d)	Vesting of Restricted Stock.

The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which Restricted Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the applicable Agreement.

(e)	Waiver, Deferral and Reinvestment of Dividends.

The Restricted Stock Award Agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

9.	UNRESTRICTED STOCK AWARDS.

(a)	Grant or Sale of Unrestricted Stock.

The Committee may, in its sole discretion, grant (or sell at a purchase price determined by the Committee) an Unrestricted Stock Award to any Awardee, pursuant to which such Awardee may receive shares of Common Stock free of any vesting restrictions (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such individual.

(b)	Elections to Receive Unrestricted Stock In Lieu of Compensation.

Upon the request of an Awardee and with the consent of the Committee, each such Awardee may, pursuant to an advance written election delivered to the Company no later than the date specified by the Committee, receive a portion of the cash compensation otherwise due to such Awardee in the form of shares of Unrestricted Stock either currently or on a deferred basis.

(c)	Restrictions on Transfers.

The right to receive shares of Unrestricted Stock on a deferred basis may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

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10.	TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS.

(a)	Restricted Stock Unit Agreement.

Each grant of Restricted Stock Units under the Plan shall be evidenced by an Agreement between the recipient and the Company. Such Restricted Stock Units shall be subject to the terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Agreements evidencing Restricted Stock Units under the Plan need not be identical.

(b)	Number of Shares.

Each Agreement evidencing a Restricted Stock Unit shall specify the number of shares of Common Stock to which the Restricted Stock Unit pertains and shall provide for the adjustment of such number in accordance with Section 12.

(c)	Payment for Awards.

To the extent that an Award is granted in the form of Restricted Stock Units, no cash consideration shall be required of the Awardee.

(d)	Vesting of Restricted Stock Units.

The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the Restricted Stock Unit shall become vested, subject to such further rights of the Company or its assigns as may be specified in the applicable Agreement.

(e)	Voting and Dividend Rights.

The holders of Restricted Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Restricted Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one share of Common Stock while the Restricted Stock Unit is outstanding. Dividend equivalents may be converted into additional Restricted Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of shares of Common Stock, or in a combination of both. Prior to distribution, any dividend equivalents that are not paid shall be subject to the same conditions and restrictions as the Restricted Stock Units to which they attach.

(f)	Form and Time of Settlement of Restricted Stock Units.

Settlement of vested Restricted Stock Units may be made in the form of (a) cash, (b) shares of Common Stock or (c) any combination of both, as determined by the Committee. The actual number of Restricted Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Restricted Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of shares of Common Stock over a series of trading days. Vested Restricted Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Restricted Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Restricted Stock Units is settled, the number of such Restricted Stock Units shall be subject to adjustment pursuant to Section 12.

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(g)	Creditors’ Rights.

A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Restricted Stock Agreement.

11.	SECURITIES REGULATION AND TAX WITHHOLDING.

(a) No shares of Common Stock shall be issued upon exercise of an Award unless the exercise of such Award and the issuance and delivery of such shares shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act, the Exchange Act, the rules and regulations thereunder and the requirements of any stock exchange upon which such shares may then be listed, and such issuance shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of such shares. The inability of the Company to obtain from any regulatory body the authority deemed by the Company to be necessary for the lawful issuance and sale of any shares under the Plan, or the unavailability of an exemption from registration for the issuance and sale of any shares under the Plan, shall relieve the Company of any liability with respect to the non-issuance or sale of such shares.

As long as the Common Stock is not registered under the Exchange Act, the Company intends that all offers and sales of Awards and shares of Common Stock issuable upon exercise of Awards shall be exempt from registration under the provisions of Section 5 of the Securities Act, and the Plan shall be administered in a manner so as to preserve such exemption. The Company also intends that the Plan shall constitute a written compensatory benefit plan, within the meaning of Rule 701(b) promulgated under the Securities Act, and that each Award granted pursuant to the Plan at a time when the Common Stock is not registered under the Exchange Act shall, unless otherwise specified by the Committee at the time the Award is granted or at any time thereafter, be granted in reliance on the exemption from the registration requirements of Section 5 of the Securities Act provided by Rule 701.

As a condition to the exercise of an Award, the Committee may require the Awardee to represent and warrant in writing at the time of such exercise that the shares of Common Stock issuable upon exercise of the Award are being purchased only for investment and without any then-present intention to sell or distribute such shares. At the option of the Committee, a stop-transfer order against such shares may be placed on the stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided stating that such transfer is not in violation of any applicable law or regulation, may be stamped on the certificates representing such shares in order to assure an exemption from registration. The Committee also may require such other documentation as it shall, in its discretion, deem necessary from time to time to comply with federal and state securities laws. THE COMPANY HAS NO OBLIGATION TO UNDERTAKE REGISTRATION OF ANY AWARD OR ANY SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF ANY AWARD.

(b) The Awardee shall pay to the Company by certified or cashier’s check, promptly upon exercise of the Award or, if later, the date that the amount of such obligations becomes determinable, all applicable federal, state, local and foreign withholding taxes that the Committee, in accordance with the applicable rules and regulations, determines to result from the exercise of the Award or from a transfer or other disposition of shares of Common Stock acquired upon exercise of the Award or otherwise related to the Award or shares of Common Stock acquired upon exercise of the Award, which determination by the Committee of the amount due shall be binding upon the Awardee. Upon approval of the Committee, such Awardee may satisfy such obligation by complying with one or more of the following alternatives selected by the Committee:

(i) by delivering to the Company whole shares of Common Stock then owned by such Awardee, or by the Company withholding whole shares of Common Stock otherwise issuable to the Awardee upon exercise of the Award, which shares of Common Stock received or withheld shall have a Fair Market Value on the

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date of exercise (as determined by the Committee in good faith) equal to the tax obligation to be paid by such Awardee upon such exercise;

(ii) by executing appropriate loan documents approved by the Committee by which such Awardee borrows funds from the Company to pay the withholding taxes due under this Section 11, with such repayment terms as the Committee shall select;

(iii) by any combination of the foregoing methods of payment; or

(iv) by complying with any other payment mechanism as may be permitted for the issuance of equity securities under applicable securities and other laws and approved by the Committee from time to time.

(c) The issuance, transfer or delivery of certificates of Common Stock pursuant to the exercise of an Award may be delayed, at the discretion of the Committee, until the Committee is satisfied that the applicable requirements of the federal and state securities laws and the withholding provisions of the Code have been met.

12.	STOCK SPLIT, REORGANIZATION OR LIQUIDATION.

(a) Upon the occurrence of any of the following events, the Committee shall, with respect to each outstanding Award, proportionately adjust the number of shares of Common Stock issuable upon exercise of such Award, the per share exercise price or both so as to preserve the rights of the Awardee substantially proportionate to the rights of such Awardee prior to such event, and to the extent that such action shall include an increase or decrease in the number of shares of Common Stock issuable upon exercise of outstanding Awards, the number of shares available under Section 5 (including the amount of the annual increase in the number of shares reserved for issuance described in Section 5) shall automatically be increased or decreased, as the case may be, proportionately, without further action on the part of the Committee, the Company, the Company’s shareholders, or any Awardee:

(i) the Company shall at any time be involved in a transaction described in Section 424(a) of the Code (or any successor provision) or any “corporate transaction” described in the regulations promulgated thereunder;

(ii) the Company subdivides its outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock dividend, stock split, reclassification or otherwise) or combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock (by reverse stock split, reclassification or otherwise); or

(iii) any other event with substantially the same effect shall occur.

(b) If the Company shall at any time declare an extraordinary dividend with respect to the Common Stock, whether payable in cash or other property, or is involved in any recapitalization, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock, or other similar event (including a merger or consolidation other than one that constitutes an Approved Transaction), the Committee may, in the exercise of its sole discretion and with respect to each outstanding Award, proportionately adjust the number of shares of Common Stock issuable upon exercise of such Award, the per share exercise price or both so as to preserve the rights of the Awardee substantially proportionate to the rights of such Awardee prior to such event, and to the extent that such action shall include an increase or decrease in the number of shares of Common Stock issuable upon exercise of outstanding Awards, the number of shares available under Section 5 of the Plan shall automatically be increased or decreased, as the case may be, proportionately, without further action on the part of the Committee, the Company, the Company’s shareholders, or any Awardee.

(c) The foregoing adjustments shall be made by the Committee or by the applicable terms of any assumption or substitution document.

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(d) With respect to the foregoing adjustments, the number of shares subject to an Award shall always be a whole number. The Committee may, if deemed appropriate, provide for a cash payment to any Awardee in connection with any adjustment made pursuant to this Section 12.

(e) The grant of an Award shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, consolidate or dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

13.	APPROVED TRANSACTIONS; CONTROL PURCHASE.

In the event of any Approved Transaction or Control Purchase, if so provided for in the Agreement representing such Award, an Award may become exercisable in full in respect of the aggregate number of shares thereunder effective upon the Control Purchase or immediately prior to consummation of the Approved Transaction. In the case of an Approved Transaction, the Company shall provide notice of the pendency of the Approved Transaction at least fifteen (15) days prior to the expected date of consummation thereof to each Awardee entitled to acceleration. Each such Awardee shall thereupon be entitled to exercise the vested portion of the Award at any time prior to consummation of the Approved Transaction or immediately following the Control Purchase. Any such exercise shall be contingent on such consummation.

Following consummation of the Approved Transaction or Control Purchase, and until such Award is terminated, any vested portion of Awards that are not exercised shall remain exercisable, and any unvested portions of any Awards shall remain in effect and continue to vest in accordance with the vesting schedule specified at the time of grant, and upon such vesting shall become exercisable. Notwithstanding the foregoing, in its reasonable discretion, the Board may determine that any or all outstanding Awards that are unvested at the time of, or are not exercised upon consummation of, the Approved Transaction or Control Purchase shall thereafter terminate, provided that, in making such determination, the Board shall consider the best interests of the Awardees, the Company and its shareholders, and will make such determination only if the action to be taken, in the opinion of the Board, is appropriate in light of the circumstances under which such determination is made.

Moreover, except to the extent that such determination would render unavailable “pooling of interests” accounting treatment for any reorganization, merger or consolidation of the Company, the Board may take, or make effective provision for the taking of, such action as in the opinion of the Board is equitable and appropriate in order to substitute new awards for any or all outstanding Awards that do not become exercisable on an accelerated basis, or to assume such Awards (which assumption may be effected by any means determined by the Board, in its discretion, including, but not limited to, by a cash payment to each Awardee, in cancellation of the Awards held by him or her, of such amount as the Board determines, in its sole discretion, represents the then value of the Awards) and in order to make such new stock options or assumed Awards, as nearly as practicable, equivalent to the old Awards, taking into account, to the extent applicable, the kind and amount of securities, cash or other assets into or for which the Common Stock may be changed, converted or exchanged in connection with the Approved Transaction.

14.	EFFECTIVE DATE; TERM.

The Plan shall be effective at the time specified in the resolutions of the Board adopting the Plan (the “Effective Date”). Awards may be granted by the Committee or Executive Officer from time to time thereafter until the tenth anniversary of the Effective Date. Termination of the Plan shall not terminate any Award granted prior to such termination. Issuance of Non-Qualified Stock Options under the Plan shall be subject to the requirement of RCW 21.20.310(10) that the Administrator of Securities of the Department of Financial Institutions of the State of Washington be provided with notification of the adoption of the Plan. No Non-Qualified Stock Option shall be granted hereunder until this notification requirement has been satisfied. Issuance of Incentive Stock Options under the Plan within twelve (12) months after the Effective Date shall be subject to the approval of the Plan by the shareholders of the Company at a duly held meeting of shareholders at

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which a majority of all outstanding voting stock of the Company is represented in person or by proxy. The approval required shall be a majority of the votes cast on the proposal to approve the Plan. Such approval may also be provided pursuant to a written consent in lieu of such meeting. No Incentive Stock Option granted hereunder shall be exercisable until this approval requirement has been satisfied. If this requirement is not satisfied within twelve (12) months after the Effective Date, then, notwithstanding any contrary provision in the Plan (a) no Incentive Stock Options may thereafter be granted under the Plan, and (b) each Incentive Stock Option granted under the Plan prior thereto shall automatically be deemed to be a Non-Qualified Stock Option (except to the extent the Agreement evidencing the Option expressly provides otherwise).

15.	NO OBLIGATIONS TO EXERCISE AWARD.

The grant of an Award shall impose no obligation upon the Awardee to exercise such Award.

16.	NO RIGHT TO AWARDS OR TO EMPLOYMENT.

Whether or not any Awards are to be granted under the Plan shall be exclusively within the discretion of the Committee, and nothing contained in the Plan shall be construed as giving any person any right to participate under the Plan. The grant of an Award to any Awardee shall in no way constitute any form of agreement or understanding binding on the Company or any Related Corporation, express or implied, that the Company or such Related Corporation will employ or contract with such Awardee for any length of time, nor shall it interfere in any way with the Company’s or, where applicable, a Related Corporation’s right to terminate such Awardee’s employment at any time, which right is hereby reserved.

17.	APPLICATION OF FUNDS.

The proceeds received by the Company from the sale of Common Stock issued upon the exercise of Awards shall be used for general corporate purposes, unless otherwise directed by the Board.

18.	INDEMNIFICATION OF COMMITTEE.

In addition to all other rights of indemnification they may have by virtue of being a member of the Board or an executive officer of the Company, members of the Committee and the Executive Officer shall be indemnified by the Company for all reasonable expenses and liabilities of any type or nature, including attorneys’ fees, incurred in connection with any action, suit or proceeding to which they or any of them are a party by reason of, or in connection with, the Plan or any Award granted under the Plan, and against all amounts paid by them in settlement thereof (provided that such settlement is approved by independent legal counsel selected by the Company), except to the extent that such expenses relate to matters for which it is adjudged that such Committee member or Executive Officer is liable for willful misconduct; provided, however, that within fifteen (15) days after the institution of any such action, suit or proceeding, the Committee member or Executive Officer involved therein shall, in writing, notify the Company of such action, suit or proceeding, so that the Company may have the opportunity to make appropriate arrangements to prosecute or defend the same.

19.	SHAREHOLDERS AGREEMENT.

Unless the Agreement evidencing an Award expressly provides otherwise, each Awardee may be required, as a condition to the issuance of any shares of Common Stock that such Awardee acquires upon the exercise of the Award, to execute and deliver to the Company a shareholders agreement in such form as may be required by the Company at the time of such exercise, or a counterpart thereof, together with, unless the Awardee is unmarried, a spousal consent in the form required thereby, unless the Awardee has previously executed and delivered such documents and they are in effect at the time of exercise and apply by their terms to the shares to be issued.

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20.	SEPARABILITY.

With respect to Incentive Stock Options, if the Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out in full herein; provided, however, that to the extent any Option that is intended to qualify as an Incentive Stock Option cannot so qualify, the Option, to that extent, shall be deemed to be a Non-Qualified Stock Option for all purposes of the Plan.

21.	NON-EXCLUSIVITY OF THE PLAN.

Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than pursuant to the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

22.	EXCLUSION FROM PENSION AND PROFIT-SHARING COMPUTATION.

By acceptance of an Award, unless otherwise provided in the Agreement evidencing the Award, the Awardee with respect to such Award shall be deemed to have agreed that the Award is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment or other benefit under any pension, retirement or other employee benefit plan, program or policy of the Company or any of its affiliates.

23.	AMENDMENT OF PLAN.

The Board may, at any time, modify, amend or terminate the Plan or modify or amend any Award granted pursuant to the Plan, including, without limitation, such modifications or amendments as are necessary to maintain compliance with applicable statutes, rules or regulations; provided, however, that no amendment with respect to an outstanding Award which has the effect of reducing the benefits afforded to the Awardee shall be made over the objection of such Awardee; further provided, that the events triggering acceleration of vesting of an outstanding Award may be modified, expanded or eliminated without the consent of the Awardee. The Board may condition the effectiveness of any such amendment on the receipt of shareholder approval at such time and in such manner as the Committee may consider necessary for the Company to comply with or to avail the Company, the Awardees or both of the benefits of any securities, tax, market listing or other administrative or regulatory requirement which the Board determines to be desirable. Without limiting the generality of the foregoing, the Board may modify grants to persons who are eligible to receive Awards under the Plan who are foreign nationals or employed outside the United States to recognize differences in local law, tax policy or custom.

Approved by Board of Directors of the Company: February 21, 2012

Approved by Shareholders of the Company: [    ]

Plan Expires: February 21, 2022

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BSQUARE Corporation 22257 FOLD AND DETACH HERE The Company’s Board of Directors recommends a vote FOR the nominees for director listed below, a vote FOR proposal 2 and a vote FOR proposal 3. Please mark your votes as indicated in this example 1. ELECTION OF DIRECTORS Nominees: 01 Elwood D. Howse, Jr. 02 William D. Savoy FOR WITHHOLD *EXCEPTIONS ALL FOR ALL PROPOSAL TO APPROVE THE FOURTH AMENDED AND RESTATED STOCK PLAN. (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.) *Exceptions PROPOSAL TO RATIFY THE APPOINTMENT OF MOSS ADAMS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Mark Here for Address Change or Comments SEE REVERSE Signature Signature Date

You can now access your BSQUARE Corporation account online. Access your BSQUARE Corporation account online via Investor ServiceDirect® (ISD). The transfer agent for BSQUARE Corporation, now makes it easy and convenient to get current information on your shareholder account. View account status View payment history for dividends View certificate history Make address changes View book-entry information Obtain a duplicate 1099 tax form Visit us on the web at http://www.bnymellon.com/shareowner/equityaccess For Technical Assistance Call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time Investor ServiceDirect® Available 24 hours per day, 7 days per week TOLL FREE NUMBER: 1-800-370-1163 Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment. Important notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held on June 13, 2012: The proxy statement and annual report to shareholders are available at www.bsquare.com/investor/proxy. FOLD AND DETACH HERE PROXY FOR HOLDERS OF COMMON STOCK OF BSQUARE CORPORATION THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF BSQUARE CORPORATION FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 13, 2012 The undersigned holder of common stock of BSQUARE Corporation, a Washington corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated May 4, 2012, and hereby appoints Brian T. Crowley and Scott C. Mahan, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held on Wednesday, June 13, 2012 at 10:00 a.m. local time at the Company’s offices at 110 110th Avenue NE, Suite 200, Bellevue, Washington 98004 and at any adjournment or postponement thereof, and to vote all shares of common stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below. THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN THE ACCOMPANYING PROXY STATEMENT; (2) FOR APPROVAL OF THE FOURTH AMENDED AND RESTATED STOCK PLAN; (3) FOR RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012; AND (4) AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING. Address Change/Comments (Mark the corresponding box on the reverse side) SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 (Continued and to be marked, dated and signed, on the other side) 22257